Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2025

THE COMPANY

BXP, Inc. (NYSE: BXP) (formerly known as Boston Properties, Inc.) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). As of June 30, 2025, including properties owned by joint ventures, BXP’s portfolio totals 53.7 million square feet and 186 properties, including 10 properties under construction/redevelopment. BXP’s properties include 162 office properties, 14 retail properties (including one retail property under construction), nine residential properties (including three residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a thirteenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to adverse changes in general economic and capital market conditions, including continued inflation, elevated interest rates, supply chain disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, sustained changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of adverse political conditions, including policy changes by the presidential administration, such as the direct and indirect negative impacts that new and increased tariffs may have on (1) our current and prospective clients and their demand for office space and (2) the costs and availability of construction materials and the economic returns on our construction and development activities, the impact of geopolitical conflicts, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of 200 Club at 200 Clarendon Street, Boston, MA)

Q2 2025
Table of contents

Q2 2025
Company profile
SNAPSHOT

(as of June 30, 2025)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	186
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.7 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	176.8 million
Closing Price, at the end of the quarter	$67.47 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	5.8%
Consolidated Market Capitalization [2]	$27.7 billion
BXP’s Share of Market Capitalization [2,3]	$27.8 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Bruce W. Duncan	Chair of Audit Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Diane J. Hoskins	Chair of Sustainability Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Mary E. Kipp		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Matthew J. Lustig	Chair of Nominating & Corporate	Bryan J. Koop	Executive Vice President, Boston Region
	Governance Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Timothy J. Naughton	Chair of Compensation Committee		Region
Julie G. Richardson		Hilary J. Spann	Executive Vice President, New York Region
William H. Walton, III		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
Derek A. (Tony) West			Region
		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q2 2025
Guidance and assumptions
GUIDANCE

BXP’s guidance for the third quarter and full year 2025 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on July 29, 2025 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2025		Full Year 2025
	Low	High	Low	High
Projected EPS (diluted)	$0.41	$0.43	$1.74	$1.82
Add:
Projected Company share of real estate depreciation and amortization	1.28	1.28	5.20	5.20
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	—	—	(0.10)	(0.10)
Projected FFO per share (diluted)	$1.69	$1.71	$6.84	$6.92

ASSUMPTIONS
(dollars in thousands)

	Full Year 2025
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	86.50%	88.00%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	—%	0.50%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	1.00%	1.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$22,000	$24,000
Taking Buildings Out-of-Service	$(17,000)	$(16,000)
BXP’s Share of incremental net operating income related to asset sales over prior year	$—	$—
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$100,000	$115,000
Termination income	$4,000	$8,000

Other revenue (expense):
Development, management services and other revenue	$33,000	$37,000
General and administrative expense [2]	$(161,000)	$(158,000)
Consolidated net interest expense	$(625,000)	$(620,000)
Unconsolidated joint venture interest expense	$(78,000)	$(75,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(168,000)	$(160,000)

_______________
1 Excludes development properties expected to be placed into service in 2025.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q2 2025
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-25	31-Mar-25
Net income attributable to BXP, Inc.	$88,977	$61,177
Net income attributable to BXP, Inc. per share - diluted	$0.56	$0.39
FFO attributable to BXP, Inc. [1]	$271,652	$260,591
Diluted FFO per share [1]	$1.71	$1.64
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$203,592	$213,885

Selected items:
Revenue	$868,457	$865,215
Recoveries from clients	$141,725	$143,778
Service income from clients	$2,848	$2,195
BXP’s Share of revenue [3]	$835,667	$836,192
BXP’s Share of straight-line rent [3]	$20,535	$26,687
BXP’s Share of fair value lease revenue [3,4]	$3,029	$2,876
BXP’s Share of termination income [3]	$763	$446
Ground rent expense	$3,612	$3,653
Capitalized interest	$12,148	$10,317
Capitalized wages	$4,733	$4,443
Loss from unconsolidated joint ventures	$(3,324)	$(2,139)
BXP’s share of FFO from unconsolidated joint ventures [5]	$13,350	$15,188
Net income attributable to noncontrolling interests in property partnerships	$20,100	$18,749
FFO attributable to noncontrolling interests in property partnerships [6]	$41,045	$39,213

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$6,214	$6,801
Below-market rents (included within Other Liabilities)	$23,792	$26,294
Accrued rental income liability (included within Other Liabilities)	$108,834	$113,053

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	2.85	2.83
Interest Coverage Ratio (including capitalized interest) [7]	2.62	2.63
Fixed Charge Coverage Ratio [7]	2.23	2.38
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	8.18	8.33
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [9]	(0.2)%	(0.6)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [9]	1.7%	1.8%
FAD Payout Ratio [2]	85.15%	81.03%
Operating Margins [(rental revenue - rental expense)/rental revenue]	60.5%	60.6%
Occupancy % of In-Service Properties [10]	86.4%	86.9%
Leased % of In-Service Properties [11]	89.1%	89.4%

Capitalization:
Consolidated Debt	$15,811,005	$15,671,692
BXP’s Share of Debt [12]	$15,833,687	$15,694,371
Consolidated Market Capitalization	$27,739,296	$27,546,987
Consolidated Debt/Consolidated Market Capitalization	57.00%	56.89%
BXP’s Share of Market Capitalization [12]	$27,761,978	$27,569,666
BXP’s Share of Debt/BXP’s Share of Market Capitalization [12]	57.03%	56.93%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended June 30, 2025, see page 37.
6For a quantitative reconciliation for the three months ended June 30, 2025, see page 34.
7For a quantitative reconciliation for the three months ended June 30, 2025 and March 31, 2025, see page 32.
8For a quantitative reconciliation for the three months ended June 30, 2025 and March 31, 2025, see page 31.
9For a quantitative reconciliation for the three months ended June 30, 2025 and March 31, 2025, see pages 11, 66 and 67.
10Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.

Q2 2025
Financial highlights (continued)
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
12For a quantitative reconciliation for June 30, 2025, see page 27.

Q2 2025
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Jun-25	31-Mar-25
ASSETS
Real estate	$26,632,189	$26,476,490
Construction in progress	1,047,687	907,989
Land held for future development	748,198	730,944
Right of use assets - finance leases	372,839	372,845
Right of use assets - operating leases	325,670	330,129
Less accumulated depreciation	(7,863,743)	(7,699,234)
Total real estate	21,262,840	21,119,163
Cash and cash equivalents	446,953	398,126
Cash held in escrows	80,888	81,081
Investments in securities	41,062	38,310
Tenant and other receivables, net	109,683	117,353
Note receivable, net	6,711	5,535
Related party note receivables, net	88,825	88,816
Sales-type lease receivable, net	15,188	14,958
Accrued rental income, net	1,509,347	1,490,522
Deferred charges, net	809,033	806,057
Prepaid expenses and other assets	89,624	138,868
Investments in unconsolidated joint ventures	1,161,036	1,137,732
Total assets	$25,621,190	$25,436,521

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,278,788	$4,277,710
Unsecured senior notes, net	9,800,577	9,797,824
Unsecured line of credit	185,000	300,000
Unsecured term loans, net	796,640	796,158
Unsecured commercial paper	750,000	500,000
Lease liabilities - finance leases	365,897	368,379
Lease liabilities - operating leases	399,174	395,638
Accounts payable and accrued expenses	480,158	398,760
Dividends and distributions payable	172,732	172,674
Accrued interest payable	120,975	120,432
Other liabilities	416,838	450,165
Total liabilities	17,766,779	17,577,740

Commitments and contingencies	—	—
Redeemable deferred stock units	6,981	8,940

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 158,445,177 and 158,402,227 issued and 158,366,277 and 158,323,327 outstanding at June 30, 2025 and March 31, 2025, respectively	1,584	1,583
Additional paid-in capital	6,854,753	6,846,015
Dividends in excess of earnings	(1,579,770)	(1,513,555)
Treasury common stock at cost, 78,900 shares at June 30, 2025 and March 31, 2025	(2,722)	(2,722)
Accumulated other comprehensive loss	(15,059)	(11,379)
Total stockholders’ equity attributable to BXP, Inc.	5,258,786	5,319,942

Noncontrolling interests:
Common units of the Operating Partnership	584,651	591,555
Property partnerships	2,003,993	1,938,344
Total equity	7,847,430	7,849,841
Total liabilities and equity	$25,621,190	$25,436,521

Q2 2025
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-25	31-Mar-25
Revenue
Lease	$805,935	$811,102
Parking and other	34,709	30,146
Insurance proceeds	90	96
Hotel revenue	14,773	9,597
Development and management services	8,846	9,775
Direct reimbursements of payroll and related costs from management services contracts	4,104	4,499
Total revenue	868,457	865,215
Expenses
Operating	184,942	183,076
Real estate taxes	146,272	148,429
Restoration expenses related to insurance claims	848	73
Hotel operating	9,365	7,565
General and administrative [1]	42,516	52,284
Payroll and related costs from management services contracts	4,104	4,499
Transaction costs	357	768
Depreciation and amortization	223,819	220,107
Total expenses	612,223	616,801
Other income (expense)
Loss from unconsolidated joint ventures	(3,324)	(2,139)
Gain on sale of real estate	18,390	—
Loss on sales-type lease [2]	—	(2,490)
Gains (losses) from investments in securities [1]	2,600	(365)
Unrealized loss on non-real estate investment	(39)	(483)
Interest and other income (loss)	8,063	7,750
Loss from early extinguishment of debt	—	(338)
Interest expense	(162,783)	(163,444)
Net income	119,141	86,905
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(20,100)	(18,749)
Noncontrolling interest - common units of the Operating Partnership [3]	(10,064)	(6,979)
Net income attributable to BXP, Inc.	$88,977	$61,177

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.56	$0.39
Net income attributable to BXP, Inc. per share - diluted	$0.56	$0.39

_____________
1Includes $2.6 million and $(0.4) million for the three months ended June 30, 2025 and March 31, 2025, respectively, related to the Company’s deferred compensation plan.
2During the three months ended March 31, 2025, the Company recognized approximately $2.5 million in additional costs, which had previously been contingent, related to a ground lease at its Reston Next properties located in Reston, Virginia. The ground lease was entered into in 2020 with a third party hotel developer and amended in 2022. The amendment resulted in the derecognition of the assets related to the ground lease and the classification of the ground lease as a sales-type lease resulting in the recognition of a gain on sales-type lease of approximately $10.1 million.
3For additional detail, see page 7.

Q2 2025
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-25	31-Mar-25
Net income attributable to BXP, Inc.	$88,977	$61,177
Add:
Noncontrolling interest - common units of the Operating Partnership	10,064	6,979
Noncontrolling interests in property partnerships	20,100	18,749
Net income	119,141	86,905
Add:
Depreciation and amortization expense	223,819	220,107
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(20,945)	(20,464)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	16,674	17,327
Corporate-related depreciation and amortization	(600)	(716)
Non-real estate related amortization	2,131	2,130
Loss on sales-type lease	—	2,490
Less:
Gain on sales of real estate	18,390	—
Unrealized loss on non-real estate investment	(39)	(483)
Noncontrolling interests in property partnerships	20,100	18,749
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	301,769	289,513
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	30,117	28,922
FFO attributable to BXP, Inc.	$271,652	$260,591

BXP, Inc.’s percentage share of Basic FFO	90.02%	90.01%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.98%	9.99%
Basic FFO per share	$1.72	$1.65
Weighted average shares outstanding - basic	158,312	158,202
Diluted FFO per share	$1.71	$1.64
Weighted average shares outstanding - diluted	158,795	158,632

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-25	31-Mar-25
Basic FFO	$301,769	$289,513
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	301,769	289,513
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	30,056	28,835
BXP, Inc.’s share of Diluted FFO	$271,713	$260,678

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-25	31-Mar-25
Shares/units for Basic FFO	175,871	175,752
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	483	430
Shares/units for Diluted FFO	176,354	176,182
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,559	17,550
BXP, Inc.’s share of shares/units for Diluted FFO	158,795	158,632

BXP, Inc.’s percentage share of Diluted FFO	90.04%	90.04%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended June 30, 2025, see page 34.
3For a quantitative reconciliation for the three months ended June 30, 2025, see page 37.

Q2 2025
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Jun-25	31-Mar-25
Net income attributable to BXP, Inc.	$88,977	$61,177
Add:
Noncontrolling interest - common units of the Operating Partnership	10,064	6,979
Noncontrolling interests in property partnerships	20,100	18,749
Net income	119,141	86,905
Add:
Depreciation and amortization expense	223,819	220,107
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(20,945)	(20,464)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	16,674	17,327
Corporate-related depreciation and amortization	(600)	(716)
Non-real estate related amortization	2,131	2,130
Loss on sales-type lease	—	2,490
Less:
Gain on sales of real estate	18,390	—
Unrealized loss on non-real estate investment	(39)	(483)
Noncontrolling interests in property partnerships	20,100	18,749
Basic FFO	301,769	289,513
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	3,482	4,301
BXP’s Share of hedge amortization, net of costs [1]	1,808	1,804
BXP’s Share of fair value interest adjustment [1]	1,217	2,608
BXP’s Share of straight-line ground rent expense adjustment [1,5]	584	177
Stock-based compensation	11,612	23,018
Non-real estate depreciation and amortization	(1,531)	(1,414)
Unearned portion of capitalized fees from consolidated joint ventures [6]	969	825
Non-cash loss from early extinguishments of debt	—	338
Less:
BXP’s Share of straight-line rent [1]	20,535	26,687
BXP’s Share of fair value lease revenue [1,7]	3,029	2,876
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	61,423	58,947
BXP’s Share of maintenance capital expenditures [1,8]	30,211	18,307
BXP’s Share of amortization and accretion related to sales type lease [1]	261	309
Hotel improvements, equipment upgrades and replacements	859	159
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$203,592	$213,885

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	173,357	173,306

FAD Payout Ratio[1] (B÷A)	85.15%	81.03%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended June 30, 2025, see page 34.
3For additional information for the three months ended June 30, 2025, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2027 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q2 2025
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Jun-25	30-Jun-24
Net income attributable to BXP, Inc.	$88,977	$79,615
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	10,064	9,509
Noncontrolling interest in property partnerships	20,100	17,825
Net income	119,141	106,949
Add:
Interest expense	162,783	149,642
Loss from unconsolidated joint ventures	3,324	5,799
Depreciation and amortization expense	223,819	219,542
Transaction costs	357	189
Payroll and related costs from management services contracts	4,104	4,148
General and administrative expense	42,516	44,109
Less:
Interest and other income (loss)	8,063	10,788
Unrealized gain (loss) on non-real estate investment	(39)	58
Gains from investments in securities	2,600	315
Gain on sale of real estate	18,390	—
Direct reimbursements of payroll and related costs from management services contracts	4,104	4,148
Development and management services revenue	8,846	6,352
Net Operating Income (NOI)	514,080	508,717
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	31,029	31,587
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	51,562	47,391
BXP’s Share of NOI	493,547	492,913
Less:
Termination income	909	841
BXP’s share of termination income from unconsolidated joint ventures [1]	(146)	—
Add:
Partners’ share of termination income from consolidated joint ventures [2]	—	40
BXP’s Share of NOI (excluding termination income)	$492,784	$492,112

Net Operating Income (NOI)	$514,080	$508,717
Less:
Termination income	909	841
NOI from non Same Properties (excluding termination income) [3]	13,196	7,201
Same Property NOI (excluding termination income)	499,975	500,675
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	51,562	47,351
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	4,469	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	31,175	31,587
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(132)	(212)
BXP’s Share of Same Property NOI (excluding termination income)	$484,189	$485,123

_____________
1For a quantitative reconciliation for the three months ended June 30, 2025, see page 65.
2For a quantitative reconciliation for the three months ended June 30, 2025, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2025 and therefore are no longer a part of the Company’s property portfolio.

Q2 2025
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Jun-25	30-Jun-24
Net income attributable to BXP, Inc.	$88,977	$79,615
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	10,064	9,509
Noncontrolling interest in property partnerships	20,100	17,825
Net income	119,141	106,949
Add:
Interest expense	162,783	149,642
Loss from unconsolidated joint ventures	3,324	5,799
Depreciation and amortization expense	223,819	219,542
Transaction costs	357	189
Payroll and related costs from management services contracts	4,104	4,148
General and administrative expense	42,516	44,109
Less:
Interest and other income (loss)	8,063	10,788
Unrealized gain (loss) on non-real estate investment	(39)	58
Gains from investments in securities	2,600	315
Gain on sale of real estate	18,390	—
Direct reimbursements of payroll and related costs from management services contracts	4,104	4,148
Development and management services revenue	8,846	6,352
Net Operating Income (NOI)	514,080	508,717
Less:
Straight-line rent	24,533	16,094
Fair value lease revenue	1,915	1,363
Amortization and accretion related to sales type lease	232	246
Termination income	909	841
Add:
Straight-line ground rent expense adjustment [1]	531	585
Lease transaction costs that qualify as rent inducements [2]	4,427	3,471
NOI - cash (excluding termination income)	491,449	494,229
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	10,276	17,006
Same Property NOI - cash (excluding termination income)	481,173	477,223
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	46,250	45,068
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	3,321	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	27,909	27,473
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(1,774)	(300)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$467,927	$459,928
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(83) and $4 for the three months ended June 30, 2025 and 2024, respectively. As of June 30, 2025, the Company has remaining lease payments aggregating approximately $30.6 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2025 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended June 30, 2025, see page 63.
5For a quantitative reconciliation for the three months ended June 30, 2025, see page 65.

Q2 2025
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-25	30-Jun-24	Change	Change	30-Jun-25	30-Jun-24	Change	Change
Rental Revenue [2]	$807,601	$799,437			$27,305	$27,038
Less: Termination income	909	736			—	—
Rental revenue (excluding termination income) [2]	806,692	798,701	$7,991	1.0%	27,305	27,038	$267	1.0%
Less: Operating expenses and real estate taxes	318,079	309,486	8,593	2.8%	15,943	15,578	365	2.3%
NOI (excluding termination income) [2,3]	$488,613	$489,215	$(602)	(0.1)%	$11,362	$11,460	$(98)	(0.9)%

Rental revenue (excluding termination income) [2]	$806,692	$798,701	$7,991	1.0%	$27,305	$27,038	$267	1.0%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	23,619	27,359	(3,740)	(13.7)%	140	150	(10)	(6.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	4,277	3,432	845	24.6%	149	40	109	272.5%
Subtotal	787,350	774,774	12,576	1.6%	27,314	26,928	386	1.4%
Less: Operating expenses and real estate taxes	318,079	309,486	8,593	2.8%	15,943	15,578	365	2.3%
Add: Straight-line ground rent expense [5]	531	585	(54)	(9.2)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$469,802	$465,873	$3,929	0.8%	$11,371	$11,350	$21	0.2%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-25	30-Jun-24	Change	Change	30-Jun-25	30-Jun-24	Change	Change
Rental Revenue [2]	$834,906	$826,475			$51,685	$50,638
Less: Termination income	909	736			(146)	—
Rental revenue (excluding termination income) [2]	833,997	825,739	$8,258	1.0%	51,831	50,638	$1,193	2.4%
Less: Operating expenses and real estate taxes	334,022	325,064	8,958	2.8%	20,524	18,839	1,685	8.9%
NOI (excluding termination income) [2,3]	$499,975	$500,675	$(700)	(0.1)%	$31,307	$31,799	$(492)	(1.5)%

Rental revenue (excluding termination income) [2]	$833,997	$825,739	$8,258	1.0%	$51,831	$50,638	$1,193	2.4%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	23,759	27,509	(3,750)	(13.6)%	1,739	4,165	(2,426)	(58.2)%
Add: Lease transaction costs that qualify as rent inducements [4]	4,426	3,472	954	27.5%	(21)	—	(21)	(100.0)%
Subtotal	814,664	801,702	12,962	1.6%	50,071	46,473	3,598	7.7%
Less: Operating expenses and real estate taxes	334,022	325,064	8,958	2.8%	20,524	18,839	1,685	8.9%
Add: Straight-line ground rent expense [5]	531	585	(54)	(9.2)%	136	139	(3)	(2.2)%
NOI - cash (excluding termination income) 2, [3]	$481,173	$477,223	$3,950	0.8%	$29,683	$27,773	$1,910	6.9%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-25	30-Jun-24	Change	Change	30-Jun-25	30-Jun-24	Change	Change
Rental Revenue [2]	$83,126	$81,125			$803,465	$795,988
Less: Termination income	—	40			763	696
Rental revenue (excluding termination income) [2]	83,126	81,085	$2,041	2.5%	802,702	795,292	$7,410	0.9%
Less: Operating expenses and real estate taxes	36,033	33,734	2,299	6.8%	318,513	310,169	8,344	2.7%
NOI (excluding termination income) [2,3]	$47,093	$47,351	$(258)	(0.5)%	$484,189	$485,123	$(934)	(0.2)%

Rental revenue (excluding termination income) [2]	$83,126	$81,085	$2,041	2.5%	$802,702	$795,292	$7,410	0.9%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	5,088	2,538	2,550	100.5%	20,410	29,136	(8,726)	(29.9)%
Add: Lease transaction costs that qualify as rent inducements [4]	924	255	669	262.4%	3,481	3,217	264	8.2%
Subtotal	78,962	78,802	160	0.2%	785,773	769,373	16,400	2.1%
Less: Operating expenses and real estate taxes	36,033	33,734	2,299	6.8%	318,513	310,169	8,344	2.7%
Add: Straight-line ground rent expense [5]	—	—	—	—%	667	724	(57)	(7.9)%
NOI - cash (excluding termination income) 2, [3]	$42,929	$45,068	$(2,139)	(4.7)%	$467,927	$459,928	$7,999	1.7%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q2 2025
Same property net operating income (NOI) by reportable segment (continued)
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(83) and $4 for the three months ended June 30, 2025 and 2024, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q2 2025
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-25	31-Mar-25
Maintenance capital expenditures	$32,934	$20,186
Planned capital expenditures associated with acquisition properties	5,977	1,349
Repositioning capital expenditures	13,150	19,495
Hotel improvements, equipment upgrades and replacements	859	159
Subtotal	52,920	41,189
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	703	95
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	(85)	146
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	3,426	1,974
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	23	(38)
BXP’s Share of Capital Expenditures [1]	$50,089	$39,494

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Jun-25	31-Mar-25
Square feet	852,284	916,029
Tenant improvements and lease commissions PSF	$85.84	$74.01

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of unconsolidated joint ventures.

Q2 2025
Acquisitions and dispositions
For the period from January 1, 2025 through June 30, 2025
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
290 Coles Street (670 Units) (19.46% ownership) [1]	Jersey City, NJ	March 5, 2025	560,000	$20,000	$68,700	$88,700	N/A
Total Acquisitions			560,000	$20,000	$68,700	$88,700	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss)
17 Hartwell Avenue [2]	Lexington, MA	June 27, 2025	30,000	$21,840	$21,840	$18,390
Total Dispositions			30,000	$21,840	$21,840	$18,390

___________________
1 The Company has agreed to fund up to $65.0 million in preferred equity. The joint venture has also entered into a $225.0 million construction loan, of which the Company’s share is approximately $43.8 million. As of June 30, 2025, $1.6 million of preferred equity has been contributed and no amounts have been drawn under the construction loan.
2 The Company entered into a joint venture with a third party to redevelop, own and operate 17 Hartwell Avenue. The Company sold 17 Hartwell Avenue to the joint venture for approximately $21.8 million in cash. The Company also contributed development costs of approximately $5.6 million for its 20% ownership interest. The Company will be the development manager for the project. Upon formation of the joint venture, the Company ceased accounting for the property on a consolidated basis and is accounting for the joint venture entity on an unconsolidated basis using the equity method of accounting, as it does not have a controlling financial or operating interest in the joint venture entity. The Company recognized a gain upon sale of the real estate of approximately $18.4 million within Gain on Sale of Real Estate on the Consolidated Statement of Operations, as the fair value of the real estate exceeded its carrying value.

Q2 2025
Construction in progress
(dollars in thousands)
CONSTRUCTION IN PROGRESS AT JUNE 30, 2025 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn	Estimated Future Equity Requirement [2]	Percentage		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
			Location							Leased [3]
Office
360 Park Avenue South (71% ownership)	Q4 2024	Q4 2026	New York, NY	450,000	$377,847	$418,300	$156,470	$156,470	$40,453	28%		30%	$353
Reston Next Office Phase II	Q1 2025	Q1 2027	Reston, VA	87,000	50,626	61,000	—	—	10,374	95%		6%	6
1050 Winter Street	Q2 2025	Q3 2025	Waltham, MA	162,000	7,355	38,700	—	—	31,345	100%		34%	43
725 12th Street	Q1 2029	Q4 2030	Washington, DC	320,000	71,335	349,600	—	—	278,265	87%		—%	N/A
Total Office Properties under Construction				1,019,000	507,163	867,600	156,470	156,470	360,437	64%		19%	402

Lab/Life Sciences
290 Binney Street (55% ownership) [6]	Q2 2026	Q2 2026	Cambridge, MA	573,000	306,743	508,000	—	—	201,257	100%		—%	N/A
651 Gateway (50% ownership) [7]	Q1 2024	Q3 2027	South San Francisco, CA	327,000	134,490	167,100	—	—	32,610	21%		27%	81
Total Lab/Life Sciences Properties under Construction				900,000	441,233	675,100	—	—	233,867	71%		10%	81

Residential
17 Hartwell Avenue (312 units) (20% ownership)	Q2 2027	Q2 2028	Lexington, MA	288,000	6,095	35,900	19,747	—	10,058	—%		—%	N/A
17 Hartwell Avenue - Retail				2,100	—	—	—	—	—	—%		—%	N/A
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	173,279	597,800	—	—	424,521	—%		—%	N/A
290 Coles Street (670 units) (19.46% ownership) [8]	Q2 2028	Q3 2029	Jersey City, NJ	547,000	20,294	88,700	56,400	—	12,006	—%		—%	N/A
290 Coles Street - Retail				13,000	—	—	—	—	—	—%		—%	N/A
Total Residential Properties under Construction				1,342,100	199,668	722,400	76,147	—	446,585	—%		—%	N/A
Retail
Reston Next Retail	Q4 2025	Q4 2025	Reston, VA	30,000	25,863	26,600	—	—	737	45%		—%	(16)
Total Retail Property under Construction				30,000	25,863	26,600	—	—	737	45%		—%	(16)
Total Properties Under Construction at June 30, 2025 (A)				3,291,100	$1,173,927	$2,291,700	$232,617	$156,470	$1,041,626	67%	[9]	14%	$467

CONSTRUCTION COMMENCED AFTER JUNE 30, 2025 [1]
Office
343 Madison Avenue [10]	Q3 2029	Q2 2031	New York, NY	930,000	$67,618	$1,971,000	$—	$—	$1,903,382	—%		—%	N/A
Total Properties Commenced Construction after June 30, 2025 (B)				930,000	$67,618	$1,971,000	$—	$—	$1,903,382	—%		—%	N/A

Total Properties Under Construction (A) + (B)				4,221,100	$1,241,545	$4,262,700	$232,617	$156,470	$2,945,008	45%	[9]	10%	$467
________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of July 25, 2025, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2025. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.

Q2 2025
Construction in progress (continued)
6The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $101.6 million for the vault as of June 30, 2025.
7On January 1, 2025, in accordance with the Company’s accounting policy, the Company ceased interest capitalization of its equity method investment. As of June 30, 2025, the joint venture partner, which is also the managing partner, classifies the project as under construction. As such, the Company continues to reflect the project as under construction.
8On March 5, 2025 we acquired a 19.46% interest in 290 Coles Street. The budget represents the Company’s 19.46% ownership of the project budget and financings which includes the Company’s share of preferred equity. The Company has contributed $20.0 million of common equity at closing. In addition, the Company has committed to provide up to $65.0 million in preferred equity accruing at a 13% internal rate of return. As of June 30, 2025, $1.6 million of preferred equity has been contributed.
9 Total percentage leased excludes Residential.
10The Company will be proceeding with full vertical construction of 343 Madison Avenue in New York City, New York. The investment to date represents the Company’s 55% investment as of June 30, 2025, however, the Company is electing to acquire its partner’s 45% interest in the project at cost, or approximately $43.5 million, during the third quarter of 2025. The Estimated Total Investment and Estimated Future Equity requirements are reflected at 100% of the project cost and includes capitalized interest of approximately $390 million.

Q2 2025
Land parcels and purchase options
as of June 30, 2025

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Location	Approximate Developable Square Feet [2]
San Jose, CA [3]	2,830,000
Reston, VA	2,490,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA (55% ownership)	1,088,000
Waltham, MA	899,000
New York, NY (55% ownership) [4]	895,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Springfield, VA	576,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Rockville, MD	435,000
Lexington, MA	420,000
Herndon, VA (50% ownership)	350,000
El Segundo, CA (50% ownership)	275,000
Dulles, VA	150,000
Total	16,584,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [2]
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Cambridge, MA	573,000
Total	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company anticipates a future development / redevelopment of the property. During the six months ended June 30, 2025, approximately 622,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment.
2Represents 100% of consolidated and unconsolidated projects.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
4The Company will be proceeding with full vertical construction of 343 Madison Avenue in New York City, New York. The Company is electing to acquire its partner’s 45% interest in the project at cost, or approximately $43.5 million, during the third quarter of 2025. See page 15 for additional information.
5The Company expects to be a 50% partner in the future development of these sites.

Q2 2025
Leasing activity
for the three months ended June 30, 2025

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	6,348,177
Add:
Properties placed (and partially placed) in-service [1]	55,604
Leases expiring or terminated during the period	1,079,592
Total space available for lease	7,483,373

1st generation leases	71,334
2nd generation leases with new clients	648,974
2nd generation lease renewals	203,310
Total leases commenced during the period	923,618

Vacant space available for lease at the end of the period	6,559,755
Net (increase)/decrease in available space	(211,578)

Second generation leasing information: [2]
Leases commencing during the period (SF)	852,284
Weighted average lease term (months)	80
Weighted average free rent period (days)	160
Total transaction costs per square foot [3]	$85.84
Increase (decrease) in gross rents [4]	(9.67)%
Increase (decrease) in net rents [5]	(14.27)%

	All leases commencing occupancy (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4,6]	net [5,6]
Boston	71,334	318,409	389,743	(0.01)%	(0.13)%	235,824
Los Angeles	—	59,736	59,736	(33.56)%	(48.64)%	7,322
New York	—	182,473	182,473	(9.45)%	(15.18)%	344,170
San Francisco	—	157,520	157,520	(13.54)%	(18.71)%	159,599
Seattle	—	60,884	60,884	—%	—%	18,556
Washington, DC	—	73,262	73,262	(10.63)%	(14.51)%	356,350
Total / Weighted Average	71,334	852,284	923,618	(9.67)%	(14.27)%	1,121,821

_____________
1 Total square feet of properties placed in service in Q2 2025 consists of 55,604 at 1050 Winter Street.
2Second generation leases are defined as leases for space that has previously been leased. Of the 852,284 square feet of second generation leases that commenced in Q2 2025, leases for 703,677 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 405,494 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 405,494 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 155,936.

Q2 2025
Portfolio overview
for the three months ended June 30, 2025
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2, 3

	Office	Retail	Residential	Hotel	Total
Boston	14,481,370	1,145,814	550,114	330,000	16,507,298
Los Angeles	2,183,588	123,534	—	—	2,307,122
New York	12,111,055	477,517	—	—	12,588,572
San Francisco	7,239,924	349,525	318,171	—	7,907,620
Seattle	1,503,925	13,171	—	—	1,517,096
Washington, DC	8,047,670	623,475	910,277	—	9,581,422
Total	45,567,532	2,733,036	1,778,562	330,000	50,409,130
% of Total	90.40%	5.42%	3.53%	0.65%	100.00%

Rentable square footage of in-service properties, excluding hotel and residential properties 1, 3

Total
Rentable square feet of in-service properties [2]	50,409,130
Less:
Rentable square feet from residential and hotel properties [2]	2,174,332
Partners’ share of rentable square feet from unconsolidated joint venture properties, excluding residential properties [4]	3,851,491
Partners’ share of rentable square feet from consolidated joint venture properties [5]	3,117,732
BXP’s Share of rentable square feet, excluding residential and hotel properties [1]	41,265,575

Rental revenue of in-service properties by unit type 1, 3

	Office	Retail	Residential	Hotel [6]	Total
Consolidated	$764,989	$64,015	$11,832	$14,671	$855,507
Less:
Partners’ share from consolidated joint ventures [7]	78,233	10,038	—	—	88,271
Add:
BXP’s share from unconsolidated joint ventures [8]	48,918	2,792	3,506	—	55,216
BXP’s Share of Rental revenue [1]	$735,674	$56,769	$15,338	$14,671	$822,452
% of Total	89.46%	6.90%	1.86%	1.78%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 9

	CBD	Suburban	Total
Boston	33.27%	6.11%	39.38%
Los Angeles	3.60%	—%	3.60%
New York	21.86%	1.57%	23.43%
San Francisco	14.57%	1.65%	16.22%
Seattle	2.31%	—%	2.31%
Washington, DC	14.93%	0.13%	15.06%
Total	90.54%	9.46%	100.00%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties.
3For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
4Represents the partners’ share of the rentable square feet from unconsolidated joint venture properties (calculated based upon the partners’ percentage ownership interest).
5Represents the partners’ share of the rentable square feet from consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
6Excludes approximately $102 of revenue from retail clients that is included in Retail.
7See page 63 for additional information.
8See page 65 for additional information.
9BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q2 2025
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Jun-25	31-Mar-25	30-Jun-25	31-Mar-25
Rental Revenue [2]	$12,532	$12,348	$14,773	$9,597
Less: Operating expenses and real estate taxes	6,578	5,897	9,365	7,565
Net Operating Income (NOI) [2]	5,954	6,451	5,408	2,032
Add: BXP’s share of NOI from unconsolidated joint ventures	2,148	1,986	N/A	N/A
BXP’s Share of NOI [2]	$8,102	$8,437	$5,408	$2,032

Rental Revenue [2]	$12,532	$12,348	$14,773	$9,597
Less: Straight line rent and fair value lease revenue	142	143	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	149	149	—	—
Subtotal	12,539	12,354	14,775	9,599
Less: Operating expenses and real estate taxes	6,578	5,897	9,365	7,565
NOI - cash basis [2]	5,961	6,457	5,410	2,034
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	2,148	1,986	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,109	$8,443	$5,410	$2,034

RESIDENTIAL RENTAL RATES AND OCCUPANCY 2, 3 - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-25	30-Jun-24
Boston	806
Average Monthly Rental Rate		$4,066	$3,939	3.22%
Average Rental Rate Per Occupied Square Foot		$5.93	$5.78	2.60%
Average Physical Occupancy		96.15%	95.04%	1.17%
Average Economic Occupancy		96.23%	94.72%	1.59%
San Francisco	402
Average Monthly Rental Rate		$2,996	$3,061	(2.12)%
Average Rental Rate Per Occupied Square Foot		$3.76	$3.86	(2.59)%
Average Physical Occupancy		89.64%	87.06%	2.96%
Average Economic Occupancy		87.86%	85.28%	3.03%
Washington, DC [4]	1,016
Average Monthly Rental Rate		$2,875	$2,822	1.88%
Average Rental Rate Per Occupied Square Foot		$3.23	$2.90	11.38%
Average Physical Occupancy		83.01%	96.00%	(13.53)%
Average Economic Occupancy		80.19%	96.06%	(16.52)%
Total residential units	2,224

HOTEL RENTAL RATES AND OCCUPANCY 3 - Year-over-Year

	Hotel Rooms	Three Months Ended		Percent Change
		30-Jun-25	30-Jun-24
Boston Marriott Cambridge	437
Average Occupancy		82.80%	80.60%	2.73%
Average Daily Rate		$373.26	$372.29	0.26%
Revenue Per Available Room		$308.90	$299.94	2.99%
_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space.
4For the three months ended June 30, 2025, rental rates and occupancy information includes Skymark, which was completed and fully placed in-service on December 13, 2024 and is in its initial lease-up period with expected stabilization in the second quarter of 2026. As of July 25, 2025, the physical occupancy of Skymark was approximately 83.66%.

Q2 2025
In-service property listing

as of June 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,725,721	99.9%	99.9%	$87.14
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,927	97.4%	97.7%	73.36
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,546	91.4%	97.1%	77.78
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	99.5%	100.0%	81.35
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	96.8%	100.0%	88.56
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	98.9%	100.0%	75.71
Prudential Center (retail shops) [5,6]	CBD Boston MA	1	601,552	89.8%	95.0%	96.95
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	100.0%	62.95
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	94.8%	94.8%	65.79
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	84.24
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	64.51
Subtotal		11	8,435,833	96.9%	98.6%	$80.42

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$93.42
325 Main Street	East Cambridge MA	1	415,512	91.2%	97.2%	119.26
125 Broadway [7]	East Cambridge MA	1	271,000	100.0%	100.0%	148.82
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	86.33
300 Binney Street (55% ownership) [7,8]	East Cambridge MA	1	239,908	100.0%	100.0%	159.03
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	80.99
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	91.34
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	101.94
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	77.35
250 Binney Street [7]	East Cambridge MA	1	67,362	100.0%	100.0%	82.23
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	61.08
Subtotal		11	2,705,171	97.2%	98.1%	$103.95

Subtotal Boston CBD		22	11,141,004	97.0%	98.5%	$86.20

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Subtotal		3	574,257

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$77.68
Santa Monica Business Park	West Los Angeles CA	14	1,104,050	83.4%	83.4%	72.77
Santa Monica Business Park Retail [5]	West Los Angeles CA	7	73,006	79.4%	86.8%	79.05
Subtotal		27	2,307,122	86.3%	86.9%	$75.46

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	92.3%	98.5%	$169.42
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,671,682	99.4%	99.4%	99.93
399 Park Avenue	Park Avenue NY	1	1,567,470	100.0%	100.0%	104.78

Q2 2025
In-service property listing (continued)

as of June 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
599 Lexington Avenue	Park Avenue NY	1	1,106,336	87.8%	96.9%	87.96
7 Times Square (formerly Times Square Tower) (55% ownership)	Times Square NY	1	1,238,724	82.0%	86.5%	76.61
250 West 55th Street	Times Square / West Side NY	1	966,976	99.8%	99.8%	99.82
200 Fifth Avenue (26.69% ownership) [4]	Flatiron District NY	1	853,312	58.5%	91.0%	98.54
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.7%	42.7%	37.34
510 Madison Avenue	Fifth/Madison Avenue NY	1	352,589	80.6%	93.4%	122.63
Subtotal		9	10,395,945	87.2%	93.0%	$109.51

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$114.38
Embarcadero Center Four	CBD San Francisco CA	1	945,405	88.5%	93.5%	105.53
Embarcadero Center One	CBD San Francisco CA	1	837,810	71.6%	72.2%	96.39
Embarcadero Center Two	CBD San Francisco CA	1	801,668	81.6%	82.7%	83.66
Embarcadero Center Three	CBD San Francisco CA	1	786,411	74.7%	78.0%	93.29
680 Folsom Street	CBD San Francisco CA	2	522,406	59.2%	59.2%	84.38
535 Mission Street	CBD San Francisco CA	1	307,205	69.9%	78.5%	82.31
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	74.77
Subtotal		9	5,647,667	81.8%	83.8%	$99.79

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,634	83.8%	83.9%	$49.31
Madison Centre	CBD Seattle WA	1	754,462	85.4%	87.9%	59.17
Subtotal		2	1,517,096	84.6%	85.9%	$54.25

WASHINGTON, DC
Office
901 New York Avenue	East End Washington DC	1	508,130	80.5%	80.5%	$68.79
Market Square North (50% ownership) [4]	East End Washington DC	1	417,298	76.2%	76.2%	75.54
2100 Pennsylvania Avenue	CBD Washington DC	1	475,849	95.0%	95.0%	81.16
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	97.5%	94.70
1330 Connecticut Avenue	CBD Washington DC	1	252,413	92.7%	95.5%	71.54
Sumner Square	CBD Washington DC	1	208,797	94.0%	94.0%	50.26
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	96.8%	96.8%	86.27
Capital Gallery	Southwest Washington DC	1	176,824	80.8%	92.7%	57.74
Subtotal		8	2,730,022	88.3%	89.8%	$76.23

Reston Next	Reston VA	2	1,063,284	92.1%	99.6%	$61.95
South of Market	Reston VA	3	624,387	91.8%	91.8%	57.28
Fountain Square	Reston VA	2	524,307	94.2%	96.3%	53.45
One Freedom Square	Reston VA	1	427,646	87.8%	87.8%	54.70
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	55.65
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	53.65
One Reston Overlook	Reston VA	1	319,519	100.0%	100.0%	49.82
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	74.81
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	69.25
Fountain Square Retail [5]	Reston VA	1	196,421	90.4%	90.8%	56.09
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	56.54

Q2 2025
In-service property listing (continued)

as of June 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
Avant Retail [5]	Reston VA	1	26,179	100.0%		100.0%		66.39
Subtotal		17	4,641,819	94.0%		96.0%		$58.50

7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.99
Wisconsin Place Office	Montgomery County MD	1	294,665	48.9%		49.7%		54.03
Subtotal		2	1,030,238	85.4%		85.6%		$41.88

Subtotal Washington, DC CBD		27	8,402,079	91.1%		92.7%		$62.14

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Skymark (508 units) (20% ownership) [4,8]	Reston VA	1	417,036
Subtotal		2	934,819

	CBD Total	103	41,585,245	89.9%	9	92.5%	9	$86.98	9

	BXP’s Share of CBD			90.6%	9	92.8%	9
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	2	546,248	73.0%		73.0%		$52.66
140 Kendrick Street	Route 128 Mass Turnpike MA	3	409,197	76.3%		78.0%		60.27
Weston Corporate Center	Route 128 Mass Turnpike MA	1	357,579	12.5%		12.5%		47.00
180 CityPoint [7,8]	Route 128 Mass Turnpike MA	1	329,195	43.2%		55.2%		101.02
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	69.8%		71.4%		45.83
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	97.7%		97.7%		48.97
200 West Street [7]	Route 128 Mass Turnpike MA	1	273,361	86.1%		86.1%		91.37
880 Winter Street [7]	Route 128 Mass Turnpike MA	1	243,614	100.0%		100.0%		103.67
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	97.1%		98.6%		60.11
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		60.83
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	86.3%		86.3%		57.46
890 Winter Street	Route 128 Mass Turnpike MA	1	180,155	93.1%		93.1%		44.61
Reservoir Place [10]	Route 128 Mass Turnpike MA	1	164,994	35.0%		35.0%		44.00
153 & 211 Second Avenue [11]	Route 128 Mass Turnpike MA	2	137,545	18.5%		18.5%		115.26
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		57.36
103 CityPoint [8]	Route 128 Mass Turnpike MA	1	112,841	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		52.12
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		62.85
33 Hayden Avenue [7]	Route 128 Northwest MA	1	80,872	100.0%		100.0%		79.72
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		27.49
100 Hayden Avenue [7]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		64.60
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.70
Subtotal		26	4,457,777	71.6%		72.9%		$63.25

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	72.4%		72.4%		$40.13
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	33.2%		66.3%		39.82
212 Carnegie Center	Princeton NJ	1	148,942	82.4%		82.4%		37.44
214 Carnegie Center	Princeton NJ	1	146,799	62.8%		62.8%		38.25
506 Carnegie Center	Princeton NJ	1	139,050	77.2%		95.1%		41.68
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.84
202 Carnegie Center	Princeton NJ	1	134,068	71.9%		80.0%		39.27

Q2 2025
In-service property listing (continued)

as of June 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		42.13
101 Carnegie Center	Princeton NJ	1	122,791	99.5%		100.0%		40.25
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.83
502 Carnegie Center	Princeton NJ	1	121,460	92.7%		92.7%		39.72
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		34.28
104 Carnegie Center	Princeton NJ	1	102,930	35.6%		69.9%		40.64
103 Carnegie Center	Princeton NJ	1	96,322	69.1%		69.1%		37.46
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		36.50
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		34.09
Subtotal		17	2,192,627	71.0%		76.7%		$39.33

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4,12]	South San Francisco CA	5	792,737	73.3%		75.3%		$73.03
751 Gateway (49% ownership) [4,7]	South San Francisco CA	1	230,592	100.0%		100.0%		116.11
Mountain View Research Park [13]	Mountain View CA	16	571,884	59.0%		62.7%		67.62
2440 West El Camino Real	Mountain View CA	1	142,711	57.8%		57.8%		89.01
North First Business Park [14]	San Jose CA	5	191,033	58.4%		58.4%		24.42
Subtotal		28	1,928,957	69.6%		71.6%		$76.03

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	156,236	50.6%		67.7%		$39.93
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.36
Subtotal		2	244,524	68.4%		79.4%		$35.41

	Suburban Total	73	8,823,885	70.9%		73.7%		$59.32

	BXP’s Share of Suburban			70.2%		73.1%

Total In-Service Properties:		176	50,409,130	86.4%	9	89.1%	9	$82.81	9

BXP’s Share of Total In-Service Properties: [3]				86.5%	9	88.8%	9

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Prudential Center (retail shops) includes 760 Boylston Street, an approximately 118,000 net rentable square feet redevelopment that was completed and fully placed in-service during the second quarter of 2024. 760 Boylston Street is not included in the Same Property analysis.
7Classified as a laboratory/life sciences property.
8Not included in the Same Property analysis.
9Excludes hotel and residential properties. For additional detail, see page 19.
10During the first quarter of 2025, approximately 361,000 net rentable square feet was taken out of service to be held for future redevelopment.
11211 Second Avenue is classified as a laboratory/life sciences property.
12Includes 681 Gateway, which is a laboratory/life sciences property.
13Includes 453 Ravendale Drive.
14Property held for redevelopment.

Q2 2025
Top 20 clients listing and portfolio client diversification
as of June 30, 2025
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.36%	6.7
2	Google	2.90%	11.8
3	Akamai Technologies	2.16%	9.3
4	Kirkland & Ellis	1.81%	12.1
5	Biogen	1.79%	2.9
6	Snap	1.61%	8.4
7	Fannie Mae	1.50%	12.2
8	Ropes & Gray	1.40%	12.5
9	Millennium Management	1.35%	6.0
10	Wellington Management	1.19%	10.7
11	Weil Gotshal & Manges	1.17%	8.9
12	Microsoft	1.14%	8.2
13	Arnold & Porter Kaye Scholer	1.06%	7.4
14	Allen Overy Shearman Sterling	1.04%	16.1
15	Bain Capital	0.94%	6.6
16	Morrison & Foerster	0.87%	5.2
17	Bank of America	0.85%	10.9
18	Wilmer Cutler Pickering Hale	0.85%	13.4
19	Leidos	0.85%	7.8
20	Mass Financial Services	0.83%	12.7
	BXP’s Share of Annualized Rental Obligations	28.68%
	BXP’s Share of Square Feet [1]	22.28%
	Weighted Average Remaining Lease Term (years)		9.3

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
Defense Technology Company	1050 Winter Street	162,000
McDermott Will & Emery LLP	725 12th Street, NW	152,000
Cooley	725 12th Street, NW	126,000

CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q2 2025
Occupancy by location
as of June 30, 2025

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-25	31-Mar-25	30-Jun-25	31-Mar-25	30-Jun-25	31-Mar-25
Boston	97.0%	96.3%	71.6%	77.0%	89.7%	90.8%
Los Angeles	86.3%	83.9%	—%	—%	86.3%	83.9%
New York	87.2%	88.1%	71.0%	70.0%	84.4%	84.9%
San Francisco	81.8%	81.7%	69.6%	70.5%	78.7%	78.9%
Seattle	84.6%	81.9%	—%	—%	84.6%	81.9%
Washington, DC	91.1%	91.9%	68.4%	68.5%	90.5%	91.3%
Total Portfolio	89.9%	89.8%	70.9%	73.6%	86.4%	86.9%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-25	30-Jun-24	30-Jun-25	30-Jun-24	30-Jun-25	30-Jun-24
Boston	96.9%	95.3%	76.0%	81.6%	91.2%	91.6%
Los Angeles	86.3%	85.0%	—%	—%	86.3%	85.0%
New York	87.2%	90.8%	71.0%	69.5%	84.4%	87.0%
San Francisco	81.8%	84.0%	69.6%	70.0%	78.7%	80.5%
Seattle	84.6%	80.2%	—%	—%	84.6%	80.2%
Washington, DC	91.1%	90.7%	68.4%	84.5%	90.5%	90.5%
Total Portfolio	89.8%	90.3%	73.0%	75.8%	86.8%	87.7%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q2 2025
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,300,161
Unsecured Line of Credit	185,000
Unsecured Term Loans	800,000
Unsecured Commercial Paper	750,000
Unsecured Senior Notes, at face value	9,850,000
Outstanding Principal	15,885,161
Discount on Unsecured Senior Notes	(9,639)
Deferred Financing Costs, Net	(64,378)
Fair Value Debt Adjustment	(139)
Consolidated Debt	$15,811,005
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	$2,300,000
Santa Monica Business Park	October 8, 2028	7.70%	5.10%	200,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
901 New York Avenue	January 5, 2029	5.06%	5.00%	200,161
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,300,161
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	$1,000,000
Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$9,850,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [4]
Common Stock	158,366	158,366	$10,684,954
Common Operating Partnership Units	18,428	18,428	1,243,337
Total Equity		176,794	$11,928,291

Consolidated Debt (A)			$15,811,005
Add: BXP’s share of unconsolidated joint venture debt [5]			1,386,046
Less: Partners’ share of consolidated debt [6]			1,363,364
BXP’s Share of Debt [7] (B)			$15,833,687

Consolidated Market Capitalization (C)			$27,739,296
BXP’s Share of Market Capitalization [7] (D)			$27,761,978
Consolidated Debt/Consolidated Market Capitalization (A÷C)			57.00%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [7] (B÷D)			57.03%
_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.

Q2 2025
Capital structure (continued)
3All unsecured senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4Values are based on the June 30, 2025 closing price of $67.47 per share of BXP common stock.
5Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
6Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
7See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q2 2025
Debt analysis [1]
as of June 30, 2025
(dollars in thousands)

UNSECURED REVOLVING CREDIT FACILITY - MATURES MARCH 29, 2030

	Facility	Outstanding at June 30, 2025	Remaining Capacity at June 30, 2025
Unsecured Line of Credit	$2,250,000	$185,000	$2,065,000
Less:
Unsecured Commercial Paper [2]			750,000
Letters of Credit			5,393
Total Remaining Capacity			$1,309,607

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2024 Unsecured Term Loan [3]	September 26, 2025	$100,000	$100,000
Unsecured Term Loan Facility [4]	March 30, 2029	$700,000	700,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt	72.94%	4.19%	4.29%	4.4
Secured Debt	27.06%	3.80%	4.10%	3.3
Consolidated Debt	100.00%	4.08%	4.24%	4.1

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [2]	10.32%	5.02%	5.09%	2.2
Fixed Rate Debt [3,6]	89.68%	3.97%	4.14%	4.4
Consolidated Debt	100.00%	4.08%	4.24%	4.1

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. At June 30, 2025, the weighted average interest rate of the commercial paper notes outstanding was approximately 4.73% per annum and had a weighted-average maturity of 49 days from the date of issuance.
3The $100.0 million 2024 Unsecured Term Loan is subject to an interest rate swap contract that effectively fixes Daily Simple SOFR, the reference rate for the 2024 Unsecured Term Loan, at a fixed interest rate of 3.6775% per annum for the period commencing on April 7, 2025 and ending on April 6, 2026. The $100.0 million unsecured term loan has three one-year extension options (subject to customary conditions).
4The Unsecured Term Loan Facility has two six-month extension options, each subject to customary conditions.
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions.

Q2 2025
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2025 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.8%	44.8%
Secured Debt/Total Assets	Less than 50%	16.0%	15.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.94	2.94
Unencumbered Assets/ Unsecured Debt	Greater than 150%	233.2%	251.2%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2025
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Jun-25	31-Mar-25
Net income attributable to BXP, Inc.	$88,977	$61,177
Add:
Noncontrolling interest - common units of the Operating Partnership	10,064	6,979
Noncontrolling interest in property partnerships	20,100	18,749
Net income	119,141	86,905
Add:
Interest expense	162,783	163,444
Loss from early extinguishments of debt	—	338
Loss on sales-type lease	—	2,490
Depreciation and amortization expense	223,819	220,107
Less:
Gain on sales of real estate	18,390	—
Loss from unconsolidated joint ventures	(3,324)	(2,139)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	32,222	33,834
EBITDAre [1]	522,899	509,257
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	52,937	50,978
BXP’s Share of EBITDAre [1] (A)	469,962	458,279
Add:
Stock-based compensation expense	11,612	23,018
BXP’s Share of straight-line ground rent expense adjustment [1]	584	177
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,482	4,301
Less:
BXP’s Share of straight-line rent [1]	20,535	26,687
BXP’s Share of fair value lease revenue [1]	3,029	2,876
BXP’s Share of amortization and accretion related to sales type lease [1]	261	309
Non-cash loss from early extinguishments of debt	—	338
BXP’s Share of EBITDAre – cash [1]	$461,815	$455,565

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,879,848	$1,833,116

Reconciliation of BXP’s Share of Net Debt 1

	30-Jun-25	31-Mar-25
Consolidated debt	$15,811,005	$15,671,692
Less:
Cash and cash equivalents	446,953	398,126
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	15,364,052	15,273,566
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,386,046	1,385,545
Partners’ share of cash and cash equivalents from consolidated joint ventures	143,319	107,015
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	115,199	102,497
Partners’ share of consolidated joint venture debt [3]	1,363,364	1,362,866
BXP’s share of related party note receivables	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$15,384,354	$15,270,263

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	8.18	8.33
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2025, see pages 35 and 64.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2025, see pages 33 and 62.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2025
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-25	31-Mar-25
BXP’s Share of interest expense [1]	$169,763	$170,294
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,808	1,804
BXP’s share of fair value interest adjustment [1]	1,217	2,608
BXP’s Share of amortization of financing costs [1]	4,665	4,771
Adjusted interest expense excluding capitalized interest (A)	162,073	161,111
Add:
BXP’s Share of capitalized interest [1]	14,016	12,152
Adjusted interest expense including capitalized interest (B)	$176,089	$173,263

BXP’s Share of EBITDAre – cash [1,2] (C)	$461,815	$455,565

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.85	2.83
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.62	2.63

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-25	31-Mar-25
BXP’s Share of interest expense [1]	$169,763	$170,294
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,808	1,804
BXP’s Share of fair value interest adjustment [1]	1,217	2,608
BXP’s Share of amortization of financing costs [1]	4,665	4,771
Add:
BXP’s Share of capitalized interest [1]	14,016	12,152
BXP’s Share of maintenance capital expenditures [1]	30,211	18,307
Hotel improvements, equipment upgrades and replacements	859	159
Total Fixed Charges (A)	$207,159	$191,729

BXP’s Share of EBITDAre – cash [1,2] (B)	$461,815	$455,565
Fixed Charge Coverage Ratio (B÷A)	2.23	2.38

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q2 2025
Consolidated joint ventures
d
as of June 30, 2025
(unaudited and in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,168,923		$3,389,223	$6,558,146
Cash and cash equivalents	107,860		222,612	330,472
Other assets	317,841		471,801	789,642
Total assets	$3,594,624		$4,083,636	$7,678,260

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,293,234		$991,204	$3,284,438
Other liabilities	88,570		347,120	435,690
Total liabilities	2,381,804		1,338,324	3,720,128
Equity:
BXP, Inc.	729,206		1,224,813	1,954,019
Noncontrolling interests	483,614		1,520,499	2,004,113	[3]
Total equity	1,212,820		2,745,312	3,958,132
Total liabilities and equity	$3,594,624		$4,083,636	$7,678,260

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$43,144		$100,175	$143,319

Partners’ share of consolidated debt [4]	$917,322	[5]	$446,042	$1,363,364

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street. The Company will be proceeding with full vertical construction of 343 Madison Avenue in New York City, New York. The Company is electing to acquire its partner’s 45% interest in the project at cost, or approximately $43.5 million, during the third quarter of 2025. See page 15 for additional information.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q2 2025
Consolidated joint ventures (continued)
for the three months ended June 30, 2025
(unaudited and in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$84,205	$105,742	$189,947
Straight-line rent	2,603	11,569	14,172
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	86,781	117,311	204,092
Parking and other	—	1,708	1,708
Total rental revenue [3]	86,781	119,019	205,800
Expenses
Operating	39,702	42,513	82,215
Net Operating Income (NOI)	47,079	76,506	123,585

Other income (expense)
Development and management services revenue	—	—	—
Losses from investments in securities	—	(3)	(3)
Interest and other income	1,215	2,172	3,387
Interest expense	(21,176)	(7,612)	(28,788)
Depreciation and amortization expense	(18,792)	(28,217)	(47,009)
General and administrative expense	(59)	(55)	(114)
Total other income (expense)	(38,812)	(33,715)	(72,527)
Net income	$8,267	$42,791	$51,058

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$8,267	$42,791	$51,058
Add: Depreciation and amortization expense	18,792	28,217	47,009
Entity FFO	$27,059	$71,008	$98,067

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$2,217	$17,883	$20,100
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,908	13,037	20,945
Partners’ share FFO [4]	$10,125	$30,920	$41,045

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$6,050	$24,908	$30,958
Depreciation and amortization expense - BXP’s basis difference	62	416	478
BXP’s share of depreciation and amortization expense	10,822	14,764	25,586
BXP’s share of FFO	$16,934	$40,088	$57,022
_____________
1 Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2025
Unconsolidated joint ventures [1]

as of June 30, 2025
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
100 Causeway Street	50.00%	$55,852	$166,737	September 5, 2025	5.80%	5.90%
The Hub on Causeway - Podium	50.00%	40,492	77,081	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	39,498	92,025	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	14,662	—	—	—	—%
1265 Main Street	50.00%	3,340	16,513	January 1, 2032	3.77%	3.84%
17 Hartwell Avenue [3]	20.00%	6,065	—	July 10, 2030	N/A	N/A
Los Angeles
Colorado Center	50.00%	70,222	274,812	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,068	—	—	—%	—%
New York
360 Park Avenue South	71.11%	89,769	155,370	December 13, 2027	6.81%	7.12%
Dock 72	50.00%	(11,961)	99,069	December 18, 2025	6.83%	7.10%
200 Fifth Avenue	26.69%	74,446	153,684	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [4]	25.00%	111,471	20,000	August 7, 2024	11.93%	11.93%
290 Coles Street - Common Equity [5]	19.46%	19,625	—	March 5, 2029	N/A	N/A
290 Coles Street - Preferred Equity [6]	—%	1,615	—	—	—%	—%
San Francisco
Platform 16	55.00%	57,805	—	—	—%	—%
Gateway Commons	50.00%	271,454	—	—	—%	—%
751 Gateway	49.00%	119,634	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	43	84,041	September 1, 2026	4.82%	6.68%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	48,072	124,971	February 27, 2035	5.49%	5.54%
1001 6th Street	50.00%	45,837	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	19,632	—	—	—%	—%
Market Square North	50.00%	(23,685)	62,459	November 10, 2025	6.73%	6.90%
Wisconsin Place Parking Facility	33.33%	29,534	—	—	—%	—%
500 North Capitol Street, N.W. [7]	30.00%	(12,486)	31,362	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	14,900	27,922	May 13, 2026	6.32%	6.64%
		1,112,904
Investments with deficit balances reflected within Other Liabilities		48,132
Investments in Unconsolidated Joint Ventures		$1,161,036
Mortgage/Construction Loans Payable, Net			$1,386,046

2025 [4]	2026	2027	2028	2029	2030	Thereafter

Q2 2025
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	44.41%	6.41%	6.83%	1.0
Fixed Rate Debt	55.59%	4.65%	4.98%	5.9
Total Debt	100.00%	5.43%	5.80%	3.7

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3No amounts have been drawn under the $98.7 million construction facility.
4The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets. As of June 30, 2025, the loan was in a maturity default and had an outstanding balance, including accrued and unpaid interest, and default interest, of approximately $126.8 million. Although the loan matured on August 7, 2024, the joint venture is negotiating a new third-party loan, however, there can be no assurance that the joint venture will enter into a new third-party loan on the terms and schedule currently contemplated or at all. The outstanding balance is included within the 2025 principal due at maturity.
5No amounts have been drawn under the $225.0 million construction facility.
6The Company will fund the first $65.0 million of required capital through its preferred equity investment. The Company’s preferred equity investment will earn a 13% internal rate of return and is to be redeemed, in full, upon the earlier of two years after stabilization or March 5, 2030.
7The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q2 2025
Unconsolidated joint ventures (continued)
for the three months ended June 30, 2025
(unaudited and in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$27,501	$19,993		$14,658		$18,361		$7,576	$23,627	$111,716
Straight-line rent	546	(1,332)		4,750		46		630	(185)	4,455
Fair value lease revenue	—	—		1,300		1		1,291	—	2,592
Termination income	—	—		(1,402)		456		—	—	(946)
Amortization and accretion related to sales-type lease	57	—		—		—		—	—	57
Total lease revenue	28,104	18,661		19,306		18,864		9,497	23,442	117,874
Parking and other	455	2,057		60		322		660	923	4,477
Total rental revenue [3]	28,559	20,718		19,366		19,186		10,157	24,365	122,351
Expenses
Operating	10,419	7,403		14,748		10,542		3,407	8,340	54,859
Net operating income	18,140	13,315		4,618		8,644		6,750	16,025	67,492

Other income (expense)
Development and management services revenue	—	—		530		—		—	—	530
Interest and other income (loss)	426	1,091		683		(1)		144	208	2,551
Interest expense	(10,514)	(4,998)		(15,444)		—		(4,206)	(9,942)	(45,104)
Unrealized gain/loss on derivative instruments	—	—		(4,904)	[4]	—		—	—	(4,904)
Transaction costs	3	—		—		—		—	(4)	(1)
Depreciation and amortization expense	(8,474)	(5,334)		(9,415)		(9,783)		(5,299)	(5,847)	(44,152)
General and administrative expense	(2)	(20)		(232)		(29)		(48)	—	(331)
Loss from early extinguishment of debt	—	—		—		—		—	—	—
Total other income (expense)	(18,561)	(9,261)		(28,782)		(9,813)		(9,409)	(15,585)	(91,411)
Net income (loss)	$(421)	$4,054		$(24,164)		$(1,169)		$(2,659)	$440	$(23,919)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income (loss)	$(211)	$2,023		$(8,865)		$(691)		$(895)	$949	$(7,690)
Basis differential
Straight-line rent	$—	$91	[5]	$72	[5]	$—		$—	$—	$163
Fair value lease revenue	—	305	[5]	15	[5]	—		—	—	320
Fair value interest adjustment	—	—		(499)		—		—	—	(499)
Amortization of financing costs	—	—		110		—		—	—	110
Unrealized gain/loss on derivative instruments	—	—		1,308	[4]	—		—	—	1,308
Depreciation and amortization expense	(7)	566	[5]	438	[5]	1,299	[5]	781	(113)	2,964
Total basis differential [6]	(7)	962	[5]	1,444	[5]	1,299	[5]	781	(113)	4,366
Income (loss) from unconsolidated joint ventures	(218)	2,985		(7,421)		608		(114)	836	(3,324)
Add:
BXP’s share of depreciation and amortization expense	4,244	2,102	[5]	3,486	[5]	3,569	[5]	1,003	2,270	16,674
BXP’s share of FFO	$4,026	$5,087		$(3,935)		$4,177		$889	$3,106	$13,350
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 The previous owner of 200 Fifth Avenue had not elected hedge accounting. Upon the Company acquiring an ownership interest in the property, it elected hedge accounting and any changes in value is recognized as a basis differential to the Company.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2025
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	816,130	724,662	48,299,503	66.65	48,453,893	66.86	1.82%
2026	1,794,408	1,542,812	121,901,523	79.01	124,491,526	80.69	3.87%
2027	2,080,635	2,010,389	145,436,142	72.34	148,785,404	74.01	5.04%
2028	2,987,289	2,359,254	209,519,628	88.81	221,849,842	94.03	5.91%
2029	3,648,074	3,020,129	226,163,419	74.89	240,815,377	79.74	7.57%
2030	2,646,012	2,515,068	195,888,667	77.89	211,010,189	83.90	6.31%
2031	2,846,133	2,662,746	234,974,010	88.24	254,620,271	95.62	6.68%
2032	2,690,819	2,414,400	184,397,487	76.37	217,981,717	90.28	6.05%
2033	2,849,584	2,691,691	219,409,662	81.51	253,350,049	94.12	6.75%
2034	3,359,132	2,823,725	255,734,250	90.57	291,671,188	103.29	7.08%
Thereafter	13,477,352	10,680,344	869,767,640	81.44	1,062,144,913	99.45	26.78%

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	34,353	34,353	3,162,966	92.07	3,162,966	92.07	1.41%
2026	119,446	105,099	16,384,931	155.90	16,464,843	156.66	4.31%
2027	120,433	110,017	12,023,829	109.29	12,205,112	110.94	4.51%
2028	93,498	91,721	9,610,225	104.78	9,873,899	107.65	3.76%
2029	171,501	166,176	17,781,670	107.01	18,635,706	112.14	6.81%
2030	171,333	135,358	12,374,388	91.42	13,293,107	98.21	5.55%
2031	107,790	93,613	10,581,770	113.04	11,643,471	124.38	3.84%
2032	99,134	97,425	7,275,217	74.68	8,360,064	85.81	3.99%
2033	462,596	429,193	30,682,704	71.49	34,720,153	80.90	17.59%
2034	361,438	264,966	34,798,320	131.33	40,449,189	152.66	10.86%
Thereafter	506,366	416,273	46,629,839	112.02	44,457,020	106.80	17.06%

IN-SERVICE PROPERTIES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	850,483	759,015	51,462,469	67.80	51,616,859	68.01	1.79%
2026	1,913,854	1,647,911	138,286,454	83.92	140,956,369	85.54	3.89%
2027	2,201,068	2,120,406	157,459,971	74.26	160,990,516	75.92	5.01%
2028	3,080,787	2,450,975	219,129,853	89.41	231,723,741	94.54	5.79%
2029	3,819,575	3,186,305	243,945,089	76.56	259,451,083	81.43	7.53%
2030	2,817,345	2,650,426	208,263,055	78.58	224,303,296	84.63	6.26%
2031	2,953,923	2,756,359	245,555,780	89.09	266,263,742	96.60	6.51%
2032	2,789,953	2,511,825	191,672,704	76.31	226,341,781	90.11	5.93%
2033	3,312,180	3,120,884	250,092,366	80.14	288,070,202	92.30	7.37%
2034	3,720,570	3,088,691	290,532,570	94.06	332,120,377	107.53	7.30%
Thereafter	13,983,718	11,096,617	916,397,479	82.58	1,106,601,933	99.72	26.22%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	213,340	209,970	12,080,043	57.53	12,080,043	57.53
2026	390,591	341,694	24,381,231	71.35	24,684,456	72.24
2027	498,595	489,735	35,724,045	72.95	36,531,496	74.59
2028	963,293	941,691	91,596,338	97.27	96,859,406	102.86
2029	1,201,099	1,067,613	73,425,234	68.78	78,622,587	73.64
2030	1,277,729	1,261,850	90,939,706	72.07	97,383,741	77.18
2031	666,229	599,888	40,415,844	67.37	43,765,254	72.96
2032	982,449	982,449	78,210,178	79.61	96,253,483	97.97
2033	518,536	504,405	38,949,935	77.22	44,705,466	88.63
2034	1,427,022	1,278,225	110,521,272	86.46	124,352,488	97.29
Thereafter	4,678,397	3,750,066	319,910,549	85.31	401,471,664	107.06

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	30,174	30,174	2,682,966	88.92	2,682,966	88.92
2026	37,509	37,194	4,359,435	117.21	4,388,107	117.98
2027	55,031	48,717	8,242,183	169.19	8,318,823	170.76
2028	38,825	38,825	5,801,781	149.43	5,933,160	152.82
2029	76,098	75,423	10,027,843	132.95	10,299,798	136.56
2030	98,916	62,941	6,258,617	99.44	6,496,512	103.22
2031	8,368	8,368	815,243	97.42	894,348	106.88
2032	57,916	57,325	4,311,321	75.21	4,933,509	86.06
2033	287,788	254,385	21,086,974	82.89	24,092,302	94.71
2034	164,155	131,856	10,936,323	82.94	12,038,889	91.30
Thereafter	184,089	173,578	13,736,448	79.14	15,255,874	87.89

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	243,514	240,144	14,763,009	61.48	14,763,009	61.48
2026	428,100	378,888	28,740,666	75.86	29,072,563	76.73
2027	553,626	538,452	43,966,228	81.65	44,850,319	83.29
2028	1,002,118	980,516	97,398,119	99.33	102,792,566	104.84
2029	1,277,197	1,143,036	83,453,077	73.01	88,922,385	77.79
2030	1,376,645	1,324,791	97,198,323	73.37	103,880,253	78.41
2031	674,597	608,256	41,231,087	67.79	44,659,602	73.42
2032	1,040,365	1,039,774	82,521,499	79.36	101,186,992	97.32
2033	806,324	758,790	60,036,909	79.12	68,797,768	90.67
2034	1,591,177	1,410,081	121,457,595	86.14	136,391,377	96.73
Thereafter	4,862,486	3,923,644	333,646,997	85.03	416,727,538	106.21
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	181,840	178,470	10,093,645	56.56	10,093,645	56.56
Q4 2025	31,500	31,500	1,986,398	63.06	1,986,398	63.06
Total 2025	213,340	209,970	12,080,043	57.53	12,080,043	57.53

Q1 2026	96,140	90,864	6,155,259	67.74	6,181,271	68.03
Q2 2026	67,424	42,965	2,867,393	66.74	2,931,807	68.24
Q3 2026	86,965	74,299	5,156,151	69.40	5,182,928	69.76
Q4 2026	140,062	133,566	10,202,427	76.38	10,388,450	77.78
Total 2026	390,591	341,694	24,381,231	71.35	24,684,456	72.24

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	26,400	26,400	2,062,547	78.13	2,062,547	78.13
Q4 2025	3,774	3,774	620,419	164.39	620,419	164.39
Total 2025	30,174	30,174	2,682,966	88.92	2,682,966	88.92

Q1 2026	6,438	6,438	472,214	73.35	472,214	73.35
Q2 2026	18,831	18,516	1,798,841	97.15	1,798,841	97.15
Q3 2026	4,369	4,369	950,421	217.54	962,407	220.28
Q4 2026	7,871	7,871	1,137,960	144.58	1,154,646	146.70
Total 2026	37,509	37,194	4,359,435	117.21	4,388,107	117.98

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	208,240	204,870	12,156,192	59.34	12,156,192	59.34
Q4 2025	35,274	35,274	2,606,817	73.90	2,606,817	73.90
Total 2025	243,514	240,144	14,763,009	61.48	14,763,009	61.48

Q1 2026	102,578	97,302	6,627,473	68.11	6,653,485	68.38
Q2 2026	86,255	61,481	4,666,234	75.90	4,730,648	76.94
Q3 2026	91,334	78,668	6,106,572	77.62	6,145,335	78.12
Q4 2026	147,933	141,437	11,340,387	80.18	11,543,096	81.61
Total 2026	428,100	378,888	28,740,666	75.86	29,072,563	76.73
`
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	766	766	51,290	66.96	51,290	66.96
2026	167,263	167,263	12,372,311	73.97	12,723,933	76.07
2027	7,367	7,367	303,918	41.25	316,294	42.93
2028	299,852	202,055	15,691,082	77.66	17,135,800	84.81
2029	415,771	240,815	17,279,142	71.75	19,266,781	80.01
2030	52,026	52,026	3,185,235	61.22	3,712,932	71.37
2031	7,752	7,752	540,350	69.70	638,831	82.41
2032	246,667	127,701	10,682,958	83.66	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	3,739	3,739	236,697	63.30	299,537	80.11
Thereafter	494,641	494,641	37,519,827	75.85	45,954,721	92.91

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,313,480	60.69	2,504,232	65.70
2030	11,364	11,364	1,333,803	117.37	1,445,678	127.22
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	19,993	9,997	248,448	24.85	248,448	24.85
Thereafter	8,462	8,462	815,246	96.34	834,278	98.59

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	766	766	51,290	66.96	51,290	66.96
2026	186,451	176,857	12,507,911	70.72	12,859,533	72.71
2027	7,367	7,367	303,918	41.25	316,294	42.93
2028	299,852	202,055	15,691,082	77.66	17,135,800	84.81
2029	453,889	278,933	19,592,622	70.24	21,771,013	78.05
2030	63,390	63,390	4,519,038	71.29	5,158,610	81.38
2031	7,752	7,752	540,350	69.70	638,831	82.41
2032	246,667	127,701	10,682,958	83.66	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	23,732	13,736	485,145	35.32	547,985	39.89
Thereafter	503,103	503,103	38,335,073	76.20	46,788,999	93.00
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	766	766	51,290	66.96	51,290	66.96
Q4 2025	—	—	—	—	—	—
Total 2025	766	766	51,290	66.96	51,290	66.96

Q1 2026	160,397	160,397	12,007,812	74.86	12,345,046	76.97
Q2 2026	4,993	4,993	238,148	47.70	245,135	49.10
Q3 2026	—	—	—	—	—	—
Q4 2026	1,873	1,873	126,351	67.46	133,753	71.41
Total 2026	167,263	167,263	12,372,311	73.97	12,723,933	76.07

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	766	766	51,290	66.96	51,290	66.96
Q4 2025	—	—	—	—	—	—
Total 2025	766	766	51,290	66.96	51,290	66.96

Q1 2026	160,397	160,397	12,007,812	74.86	12,345,046	76.97
Q2 2026	4,993	4,993	238,148	47.70	245,135	49.10
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	1,873	1,873	126,351	67.46	133,753	71.41
Total 2026	186,451	176,857	12,507,911	70.72	12,859,533	72.71
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	109,256	96,869	6,199,333	64.00	6,199,333	64.00
2026	284,034	245,458	16,781,506	68.37	16,883,260	68.78
2027	533,428	495,137	28,653,701	57.87	28,837,721	58.24
2028	322,563	265,006	25,931,224	97.85	26,067,888	98.37
2029	935,444	724,762	60,349,275	83.27	61,951,552	85.48
2030	589,632	516,605	48,856,881	94.57	50,459,034	97.67
2031	965,787	900,791	78,828,618	87.51	83,996,851	93.25
2032	337,930	247,655	16,639,026	67.19	17,242,038	69.62
2033	397,524	352,933	39,587,443	112.17	42,457,696	120.30
2034	1,300,124	1,031,116	106,744,139	103.52	120,131,703	116.51
Thereafter	4,406,531	2,960,019	282,447,443	95.42	325,632,592	110.01

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	4,179	4,179	480,000	114.86	480,000	114.86
2026	15,044	12,423	9,433,467	759.34	9,466,634	762.01
2027	—	—	—	—	—	—
2028	2,424	647	211,373	326.71	211,373	326.71
2029	9,577	5,671	1,764,406	311.13	1,956,590	345.01
2030	1,512	1,512	390,270	258.12	476,962	315.45
2031	20,784	14,468	5,069,445	350.40	5,659,918	391.21
2032	12,182	11,064	1,061,221	95.91	1,240,514	112.12
2033	19,279	19,279	4,274,930	221.74	4,806,982	249.34
2034	139,214	85,037	21,144,948	248.66	25,455,598	299.35
Thereafter	219,678	143,217	26,475,934	184.87	21,643,408	151.12

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	113,435	101,048	6,679,333	66.10	6,679,333	66.10
2026	299,078	257,881	26,214,973	101.66	26,349,894	102.18
2027	533,428	495,137	28,653,701	57.87	28,837,721	58.24
2028	324,987	265,653	26,142,597	98.41	26,279,261	98.92
2029	945,021	730,433	62,113,681	85.04	63,908,142	87.49
2030	591,144	518,117	49,247,151	95.05	50,935,996	98.31
2031	986,571	915,259	83,898,063	91.67	89,656,769	97.96
2032	350,112	258,719	17,700,247	68.41	18,482,552	71.44
2033	416,803	372,212	43,862,373	117.84	47,264,678	126.98
2034	1,439,338	1,116,153	127,889,087	114.58	145,587,301	130.44
Thereafter	4,626,209	3,103,236	308,923,377	99.55	347,276,000	111.91
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	68,152	55,765	2,903,563	52.07	2,903,563	52.07
Q4 2025	41,104	41,104	3,295,771	80.18	3,295,771	80.18
Total 2025	109,256	96,869	6,199,333	64.00	6,199,333	64.00

Q1 2026	111,659	103,694	7,753,439	74.77	7,807,709	75.30
Q2 2026	14,335	11,827	907,927	76.77	908,947	76.85
Q3 2026	75,394	51,103	4,384,928	85.81	4,397,172	86.05
Q4 2026	82,646	78,835	3,735,213	47.38	3,769,433	47.81
Total 2026	284,034	245,458	16,781,506	68.37	16,883,260	68.78

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	4,179	4,179	480,000	114.86	480,000	114.86
Total 2025	4,179	4,179	480,000	114.86	480,000	114.86

Q1 2026	6,552	3,931	5,700,000	1,449.94	5,700,000	1,449.94
Q2 2026	715	715	30,000	41.96	30,000	41.96
Q3 2026	3,244	3,244	2,710,371	835.50	2,710,371	835.50
Q4 2026	4,533	4,533	993,096	219.08	1,026,263	226.40
Total 2026	15,044	12,423	9,433,467	759.34	9,466,634	762.01

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	68,152	55,765	2,903,563	52.07	2,903,563	52.07
Q4 2025	45,283	45,283	3,775,771	83.38	3,775,771	83.38
Total 2025	113,435	101,048	6,679,333	66.10	6,679,333	66.10

Q1 2026	118,211	107,625	13,453,439	125.00	13,507,709	125.51
Q2 2026	15,050	12,542	937,927	74.78	938,947	74.86
Q3 2026	78,638	54,347	7,095,299	130.56	7,107,543	130.78
Q4 2026	87,179	83,368	4,728,309	56.72	4,795,696	57.52
Total 2026	299,078	257,881	26,214,973	101.66	26,349,894	102.18
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	288,156	254,737	20,439,323	80.24	20,514,267	80.53
2026	639,395	546,831	52,408,633	95.84	53,951,693	98.66
2027	572,812	553,278	54,395,181	98.31	55,641,329	100.57
2028	447,336	429,605	43,322,120	100.84	46,117,887	107.35
2029	661,895	600,083	53,171,387	88.61	57,675,608	96.11
2030	471,642	441,413	38,315,953	86.80	43,247,012	97.97
2031	957,738	931,032	101,997,950	109.55	111,379,757	119.63
2032	398,702	365,684	31,446,150	85.99	37,315,256	102.04
2033	578,058	578,058	63,568,065	109.97	70,443,990	121.86
2034	331,223	213,621	21,329,587	99.85	26,577,563	124.41
Thereafter	403,137	401,096	38,992,009	97.21	51,273,876	127.83

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	16,601	16,601	935,613	56.36	949,653	57.20
2027	14,262	14,262	743,651	52.14	797,991	55.95
2028	18,613	18,613	1,305,884	70.16	1,402,967	75.38
2029	4,246	4,246	372,882	87.82	415,007	97.74
2030	19,021	19,021	1,553,465	81.67	1,807,635	95.03
2031	36,168	30,752	1,843,529	59.95	1,984,157	64.52
2032	6,357	6,357	445,253	70.04	491,452	77.31
2033	9,383	9,383	1,052,424	112.16	1,117,442	119.09
2034	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	288,156	254,737	20,439,323	$80.24	20,514,267	80.53
2026	655,996	563,432	53,344,246	94.68	54,901,346	97.44
2027	587,074	567,540	55,138,832	97.15	56,439,320	99.45
2028	465,949	448,218	44,628,004	99.57	47,520,854	106.02
2029	666,141	604,329	53,544,269	88.60	58,090,615	96.12
2030	490,663	460,434	39,869,418	86.59	45,054,647	97.85
2031	993,906	961,784	103,841,479	107.97	113,363,914	117.87
2032	405,059	372,041	31,891,403	85.72	37,806,708	101.62
2033	587,441	587,441	64,620,489	110.00	71,561,432	121.82
2034	331,223	213,621	21,329,587	99.85	26,577,563	124.41
Thereafter	403,137	401,096	38,992,009	97.21	51,273,876	127.83
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	150,356	137,983	11,614,097	84.17	11,614,097	84.17
Q4 2025	137,800	116,754	8,825,226	75.59	8,900,170	76.23
Total 2025	288,156	254,737	20,439,323	80.24	20,514,267	80.53

Q1 2026	168,907	165,317	15,426,361	93.31	16,568,079	100.22
Q2 2026	159,713	142,417	14,367,331	100.88	14,367,331	100.88
Q3 2026	279,040	210,742	20,531,018	97.42	20,867,820	99.02
Q4 2026	31,735	28,356	2,083,923	73.49	2,148,463	75.77
Total 2026	639,395	546,831	52,408,633	95.84	53,951,693	98.66

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	—	—	—	—	—	—
Q2 2026	5,276	5,276	447,632	84.84	447,632	84.84
Q3 2026	5,714	5,714	247,440	43.30	247,440	43.30
Q4 2026	5,611	5,611	240,540	42.87	254,580	45.37
Total 2026	16,601	16,601	935,613	56.36	949,653	57.20

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	150,356	137,983	11,614,097	84.17	11,614,097	84.17
Q4 2025	137,800	116,754	8,825,226	75.59	8,900,170	76.23
Total 2025	288,156	254,737	20,439,323	80.24	20,514,267	80.53

Q1 2026	168,907	165,317	15,426,361	93.31	16,568,079	100.22
Q2 2026	164,989	147,693	14,814,963	100.31	14,814,963	100.31
Q3 2026	284,754	216,456	20,778,458	95.99	21,115,260	97.55
Q4 2026	37,346	33,967	2,324,463	68.43	2,403,043	70.75
Total 2026	655,996	563,432	53,344,246	94.68	54,901,346	97.44
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	127,919	87,411	4,094,541	46.84	4,094,541	46.84
2026	66,610	65,742	3,918,588	59.61	4,028,145	61.27
2027	77,785	74,224	4,314,913	58.13	4,471,476	60.24
2028	601,382	302,445	17,002,949	56.22	17,863,556	59.06
2029	209,607	189,549	10,282,070	54.24	10,605,071	55.95
2030	40,707	40,707	2,413,273	59.28	2,655,900	65.24
2031	9,930	6,785	384,345	56.65	429,121	63.25
2032	70,933	57,584	4,211,558	73.14	4,866,692	84.51
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	63,925	23,614	1,638,595	69.39	2,006,913	84.99
RETAIL

BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	945	945	51,431	54.42	55,873	59.12
2029	1,121	377	7,306	19.36	7,306	19.36
2030	—	—	—	—	—	—
2031	6,734	4,289	288,475	67.26	322,123	75.10
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	127,919	87,411	4,094,541	46.84	4,094,541	46.84
2026	66,610	65,742	3,918,588	59.61	4,028,145	61.27
2027	77,785	74,224	4,314,913	58.13	4,471,476	60.24
2028	602,327	303,390	17,054,380	56.21	17,919,429	59.06
2029	210,728	189,926	10,289,376	54.18	10,612,377	55.88
2030	40,707	40,707	2,413,273	59.28	2,655,900	65.24
2031	16,664	11,074	672,820	60.76	751,244	67.84
2032	70,933	57,584	4,211,558	73.14	4,866,692	84.51
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	63,925	23,614	1,638,595	69.39	2,006,913	84.99
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	22,341	22,341	135,972	6.09	135,972	6.09
Q4 2025	105,578	65,070	3,958,569	60.84	3,958,569	60.84
Total 2025	127,919	87,411	4,094,541	46.84	4,094,541	46.84

Q1 2026	1,309	441	29,363	66.58	30,009	68.05
Q2 2026	39,138	39,138	2,291,477	58.55	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	26,163	26,163	1,597,748	61.07	1,668,040	63.76
Total 2026	66,610	65,742	3,918,588	59.61	4,028,145	61.27

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	22,341	22,341	135,972	6.09	135,972	6.09
Q4 2025	105,578	65,070	3,958,569	60.84	3,958,569	60.84
Total 2025	127,919	87,411	4,094,541	46.84	4,094,541	46.84

Q1 2026	1,309	441	29,363	66.58	30,009	68.05
Q2 2026	39,138	39,138	2,291,477	58.55	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	26,163	26,163	1,597,748	61.07	1,668,040	63.76
Total 2026	66,610	65,742	3,918,588	59.61	4,028,145	61.27
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	76,693	74,909	5,434,973	72.55	5,514,419	73.61
2026	246,515	175,824	12,039,254	68.47	12,220,039	69.50
2027	390,648	390,648	22,044,384	56.43	22,987,088	58.84
2028	352,863	218,452	15,975,915	73.13	17,805,305	81.51
2029	224,258	197,307	11,656,311	59.08	12,693,778	64.34
2030	214,276	202,467	12,177,619	60.15	13,551,570	66.93
2031	238,697	216,498	12,806,903	59.15	14,410,457	66.56
2032	654,138	633,327	43,207,617	68.22	49,050,655	77.45
2033	1,168,572	1,162,848	70,725,522	60.82	84,634,635	72.78
2034	297,024	297,024	16,902,555	56.91	20,309,897	68.38
Thereafter	3,430,721	3,050,908	189,259,217	62.03	235,805,147	77.29

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	31,104	29,287	1,520,816	51.93	1,524,849	52.07
2027	51,140	47,038	3,037,995	64.59	3,088,298	65.66
2028	32,691	32,691	2,239,756	68.51	2,270,526	69.45
2029	42,341	42,341	3,295,753	77.84	3,452,773	81.55
2030	40,520	40,520	2,838,233	70.05	3,066,320	75.67
2031	35,736	35,736	2,565,078	71.78	2,782,925	77.87
2032	22,679	22,679	1,457,422	64.26	1,694,589	74.72
2033	146,146	146,146	4,268,376	29.21	4,703,427	32.18
2034	38,076	38,076	2,468,601	64.83	2,706,254	71.08
Thereafter	94,137	91,016	5,602,211	61.55	6,723,460	73.87

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	76,693	74,909	5,434,973	72.55	5,514,419	73.61
2026	277,619	205,111	13,560,070	66.11	13,744,888	67.01
2027	441,788	437,686	25,082,379	57.31	26,075,386	59.58
2028	385,554	251,143	18,215,671	72.53	20,075,831	79.94
2029	266,599	239,648	14,952,064	62.39	16,146,551	67.38
2030	254,796	242,987	15,015,852	61.80	16,617,890	68.39
2031	274,433	252,234	15,371,981	60.94	17,193,382	68.16
2032	676,817	656,006	44,665,039	68.09	50,745,244	77.35
2033	1,314,718	1,308,994	74,993,898	57.29	89,338,062	68.25
2034	335,100	335,100	19,371,156	57.81	23,016,151	68.68
Thereafter	3,524,858	3,141,924	194,861,428	62.02	242,528,607	77.19
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	15,186	13,402	685,675	51.16	685,675	51.16
Q4 2025	61,507	61,507	4,749,298	77.22	4,828,743	78.51
Total 2025	76,693	74,909	5,434,973	72.55	5,514,419	73.61

Q1 2026	28,882	24,412	1,004,483	41.15	1,016,234	41.63
Q2 2026	40,827	40,827	1,946,512	47.68	1,985,989	48.64
Q3 2026	36,017	30,807	2,597,757	84.32	2,601,405	84.44
Q4 2026	140,789	79,779	6,490,501	81.36	6,616,411	82.93
Total 2026	246,515	175,824	12,039,254	68.47	12,220,039	69.50

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	14,373	12,556	718,606	57.23	718,606	57.23
Q2 2026	—	—	—	—	—	—
Q3 2026	6,247	6,247	378,629	60.61	379,381	60.73
Q4 2026	10,484	10,484	423,581	40.40	426,863	40.72
Total 2026	31,104	29,287	1,520,816	51.93	1,524,849	52.07

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	15,186	13,402	685,675	51.16	685,675	51.16
Q4 2025	61,507	61,507	4,749,298	77.22	4,828,743	78.51
Total 2025	76,693	74,909	5,434,973	72.55	5,514,419	73.61

Q1 2026	43,255	36,968	1,723,089	46.61	1,734,840	46.93
Q2 2026	40,827	40,827	1,946,512	47.68	1,985,989	48.64
Q3 2026	42,264	37,054	2,976,386	80.33	2,980,786	80.44
Q4 2026	151,273	90,263	6,914,082	76.60	7,043,274	78.03
Total 2026	277,619	205,111	13,560,070	66.11	13,744,888	67.01
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - CBD properties [1,2,3]
as of June 30, 2025

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	55,793	52,423	4,389,811	83.74	4,389,811	83.74
2026	286,766	237,554	19,164,723	80.68	19,338,733	81.41
2027	356,979	341,804	31,734,032	92.84	32,279,804	94.44
2028	727,304	705,702	81,955,486	116.13	86,509,007	122.59
2029	783,511	649,350	57,855,922	89.10	60,778,642	93.60
2030	1,211,970	1,160,116	86,470,785	74.54	91,790,140	79.12
2031	46,791	40,790	3,445,168	84.46	3,822,899	93.72
2032	863,930	863,339	71,707,705	83.06	88,890,027	102.96
2033	455,958	408,424	33,072,604	80.98	37,889,391	92.77
2034	1,264,793	1,083,697	97,623,120	90.08	108,625,452	100.24
Thereafter	4,570,649	3,631,807	317,658,392	87.47	397,133,090	109.35

Los Angeles

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	766	766	51,290	66.96	51,290	66.96
2026	186,451	176,857	12,507,911	70.72	12,859,533	72.71
2027	7,367	7,367	303,918	41.25	316,294	42.93
2028	299,852	202,055	15,691,082	77.66	17,135,800	84.81
2029	453,889	278,933	19,592,622	70.24	21,771,013	78.05
2030	63,390	63,390	4,519,038	71.29	5,158,610	81.38
2031	7,752	7,752	540,350	69.7	638,831	82.41
2032	246,667	127,701	10,682,958	83.66	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.4	11,108,262	118.87
2034	23,732	13,736	485,145	35.32	547,985	39.90
Thereafter	503,103	503,103	38,335,073	76.2	46,788,999	93.00

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	70,091	57,704	5,231,383	90.66	5,231,383	90.66
2026	150,432	109,236	20,151,969	184.48	20,239,407	185.28
2027	169,893	131,602	13,970,316	106.16	13,924,089	105.80
2028	256,705	197,371	23,545,770	119.30	23,594,412	119.54
2029	786,272	571,684	56,528,399	98.88	58,010,878	101.47
2030	470,522	397,495	44,393,050	111.68	45,831,394	115.30
2031	801,930	730,618	76,183,942	104.27	81,678,197	111.79
2032	236,986	145,593	13,213,995	90.76	13,836,134	95.03
2033	397,372	352,781	43,098,945	122.17	46,423,526	131.59
2034	1,439,338	1,116,153	127,889,087	114.58	145,587,301	130.44
Thereafter	4,307,225	2,784,252	296,312,309	106.42	333,144,764	119.65

Q2 2025
Lease expirations - CBD properties (continued) [1,2,3]
as of June 30, 2025

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	145,797	145,797	13,228,646	90.73	13,228,646	90.73
2026	350,881	350,881	35,100,466	100.04	36,467,263	103.93
2027	428,428	428,428	45,187,421	105.47	46,785,755	109.20
2028	349,001	349,001	40,179,075	115.13	42,613,407	122.10
2029	502,652	502,652	47,395,949	94.29	51,378,644	102.22
2030	338,386	338,386	32,721,948	96.70	37,026,513	109.42
2031	929,661	929,661	102,113,731	109.84	111,340,951	119.77
2032	339,022	339,022	29,670,038	87.52	35,347,630	104.26
2033	587,441	587,441	64,620,489	110.00	71,561,432	121.82
2034	100,631	100,631	8,210,504	81.59	10,342,472	102.78
Thereafter	399,054	399,054	38,890,342	97.46	51,141,224	128.16

Seattle, WA

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	127,919	87,411	4,094,541	46.84	4,094,541	46.84
2026	66,610	65,742	3,918,588	59.61	4,028,145	61.27
2027	77,785	74,224	4,314,913	58.13	4,471,476	60.24
2028	602,327	303,390	17,054,380	56.21	17,919,429	59.06
2029	210,728	189,926	10,289,377	54.18	10,612,378	55.88
2030	40,707	40,707	2,413,273	59.28	2,655,900	65.24
2031	16,664	11,074	672,820	60.76	751,244	67.84
2032	70,933	57,584	4,211,558	73.14	4,866,692	84.51
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	63,925	23,614	1,638,595	69.39	2,006,913	84.99
Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	68,640	66,856	5,094,784	76.21	5,174,229	77.39
2026	257,692	185,184	12,742,454	68.81	12,905,152	69.69
2027	426,212	422,110	24,267,210	57.49	25,255,387	59.83
2028	385,554	251,143	18,215,671	72.53	20,075,830	79.94
2029	261,371	234,420	14,639,560	62.45	15,809,570	67.44
2030	230,811	219,002	14,111,181	64.43	15,611,301	71.28
2031	260,070	237,871	14,753,781	62.02	16,561,773	69.62
2032	676,817	656,006	44,665,040	68.09	50,745,244	77.35
2033	1,242,974	1,237,250	73,210,468	59.17	87,536,192	70.75
2034	326,638	326,638	19,037,591	58.28	22,610,744	69.22
Thereafter	3,524,858	3,141,924	194,861,428	62.02	242,528,607	77.19

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Lease expirations - Suburban properties [1,2,3]
as of June 30, 2025

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	187,721	187,721	10,373,198	55.26	10,373,198	55.26
2026	141,334	141,334	9,575,942	67.75	9,733,830	68.87
2027	196,647	196,647	12,232,196	62.20	12,570,514	63.92
2028	274,814	274,814	15,442,634	56.19	16,283,559	59.25
2029	493,686	493,686	25,597,155	51.85	28,143,743	57.01
2030	164,675	164,675	10,727,539	65.14	12,090,113	73.42
2031	627,806	567,466	37,785,919	66.59	40,836,704	71.96
2032	176,435	176,435	10,813,794	61.29	12,296,965	69.70
2033	350,366	350,366	26,964,305	76.96	30,908,377	88.22
2034	326,384	326,384	23,834,474	73.03	27,765,925	85.07
Thereafter	291,837	291,837	15,988,605	54.79	19,594,449	67.14

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	43,344	43,344	1,447,950	33.41	1,447,950	33.41
2026	148,646	148,646	6,063,004	40.79	6,110,488	41.11
2027	363,535	363,535	14,683,386	40.39	14,913,632	41.02
2028	68,282	68,282	2,596,827	38.03	2,684,849	39.32
2029	158,749	158,749	5,585,283	35.18	5,897,263	37.15
2030	120,622	120,622	4,854,101	40.24	5,104,603	42.32
2031	184,641	184,641	7,714,121	41.78	7,978,572	43.21
2032	113,126	113,126	4,486,251	39.66	4,646,418	41.07
2033	19,431	19,431	763,429	39.29	841,153	43.29
2034	—	—	—	—	—	—
Thereafter	318,984	318,984	12,611,068	39.54	14,131,236	44.30

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	142,359	108,940	7,210,677	66.19	7,285,621	66.88
2026	305,115	212,551	18,243,779	85.83	18,434,084	86.73
2027	158,646	139,112	9,951,411	71.54	9,653,566	69.39
2028	116,948	99,217	4,448,929	44.84	4,907,447	49.46
2029	163,489	101,677	6,148,319	60.47	6,711,971	66.01
2030	152,277	122,048	7,147,469	58.56	8,028,134	65.78
2031	64,245	32,123	1,727,749	53.79	2,022,963	62.98
2032	66,037	33,019	2,221,365	67.28	2,459,078	74.48
2033	—	—	—	—	—	—
2034	230,592	112,990	13,119,082	116.11	16,235,091	143.69
Thereafter	4,083	2,042	101,667	49.80	132,652	64.98

Q2 2025
Lease expirations - Suburban properties (continued) [1,2,3]
as of June 30, 2025

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	8,053	8,053	340,190	42.24	340,190	42.24
2026	19,927	19,927	817,616	41.03	839,736	42.14
2027	15,576	15,576	815,169	52.33	819,999	52.65
2028	—	—	—	—	—	—
2029	5,228	5,228	312,505	59.78	336,981	64.46
2030	23,985	23,985	904,671	37.72	1,006,588	41.97
2031	14,363	14,363	618,200	43.04	631,608	43.97
2032	—	—	—	—	—	—
2033	71,744	71,744	1,783,430	24.86	1,801,870	25.12
2034	8,462	8,462	333,564	39.42	405,407	47.91
Thereafter	—	—	—	—	—	—

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q2 2025
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Jana Galan	646.855.1363 / 646.855.5042
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph	212.816.1909
Compass Point Research & Trading, LLC	Ken Billingsley	202.534.1393
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies	Peter Abramowitz	212.336.7241
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas / Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2025
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2022 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2023, 2024 and 2025 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q2 2025
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2025
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company anticipates a future development/redevelopment of the property.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2025
Definitions (continued)

Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, loss from early extinguishment of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate or sales type leases, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investment, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2025
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Jun-25	31-Mar-25
Revenue	$868,457	$865,215
Partners’ share of revenue from consolidated joint ventures (JVs)	(88,271)	(85,401)
BXP’s share of revenue from unconsolidated JVs	55,481	56,378
BXP’s Share of revenue	$835,667	$836,192

Straight-line rent	$24,533	$30,968
Partners’ share of straight-line rent from consolidated JVs	(6,247)	(6,432)
BXP’s share of straight-line rent from unconsolidated JVs	2,249	2,151
BXP’s Share of straight-line rent	$20,535	$26,687

Fair value lease revenue [1]	$1,915	$1,864
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	1,103	1,001
BXP’s Share of fair value lease revenue [1]	$3,029	$2,876

Lease termination income	$909	$246
Partners’ share of termination income from consolidated JVs	—	—
BXP’s share of termination income from unconsolidated JVs	(146)	200
BXP’s Share of termination income	$763	$446

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$34,799	$30,242
Partners’ share of parking and other revenue from consolidated JVs	(769)	(653)
BXP’s share of parking and other revenue from unconsolidated JVs	2,022	1,841
BXP’s Share of parking and other revenue	$36,052	$31,430

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	362	358
BXP’s Share of hedge amortization, net of costs	$1,808	$1,804

Straight-line ground rent expense adjustment	$448	$41
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	136	136
BXP’s Share of straight-line ground rent expense adjustment	$584	$177

Depreciation and amortization	$223,819	$220,107
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(20,945)	(20,464)
BXP’s share of depreciation and amortization from unconsolidated JVs	16,674	17,327
BXP’s Share of depreciation and amortization	$219,548	$216,970

Lease transaction costs that qualify as rent inducements [2]	$4,427	$5,638
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(924)	(1,149)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	(21)	(188)
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$3,482	$4,301

2nd generation tenant improvements and leasing commissions	$69,064	$65,709
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(9,137)	(7,731)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,496	969
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$61,423	$58,947

Q2 2025
Reconciliations (continued)

Maintenance capital expenditures [3]	$32,934	$20,186
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(3,426)	(1,974)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	703	95
BXP’s Share of maintenance capital expenditures [3]	$30,211	$18,307

Interest expense	$162,783	$163,444
Partners’ share of interest expense from consolidated JVs	(11,892)	(11,765)
BXP’s share of interest expense from unconsolidated JVs	18,872	18,615
BXP’s Share of interest expense	$169,763	$170,294

Capitalized interest	$12,148	$10,317
Partners’ share of capitalized interest from consolidated JVs	(23)	(27)
BXP’s share of capitalized interest from unconsolidated JVs	1,891	1,862
BXP’s Share of capitalized interest	$14,016	$12,152

Amortization of financing costs	$4,737	$4,825
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	426	444
BXP’s Share of amortization of financing costs	$4,665	$4,771

Fair value interest adjustment	$718	$2,221
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	387
BXP’s Share of fair value interest adjustment	$1,217	$2,608

Amortization and accretion related to sales type lease	$232	$281
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	29	28
BXP’s Share of amortization and accretion related to sales type lease	$261	$309

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2025
Reconciliations (continued)
for the three months ended June 30, 2025
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$84,205	$105,742	$189,947
Straight-line rent	2,603	11,569	14,172
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	86,781	117,311	204,092
Parking and other	—	1,708	1,708
Total rental revenue [3]	86,781	119,019	205,800
Expenses
Operating	39,702	42,513	82,215
Net Operating Income (NOI)	47,079	76,506	123,585

Other income (expense)
Development and management services revenue	—	—	—
Losses from investments in securities	—	(3)	(3)
Interest and other income	1,215	2,172	3,387
Interest expense	(21,176)	(7,612)	(28,788)
Depreciation and amortization expense	(18,792)	(28,217)	(47,009)
General and administrative expense	(59)	(55)	(114)
Total other income (expense)	(38,812)	(33,715)	(72,527)
Net income	$8,267	$42,791	$51,058

BXP’s nominal ownership percentage	60%	55%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,129	$33,433	$51,562
BXP’s share of NOI (after income allocation to private REIT shareholders)	$28,950	$43,073	$72,023
Unearned portion of capitalized fees [5]	$342	$627	$969

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$769	$769
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$416	$527	$943
Partners’ share of capitalized interest	$—	$23	$23
Partners’ share of lease transactions costs which will qualify as rent inducements	$(55)	$(869)	$(924)
Partners’ share of management and other fees	$702	$1,029	$1,731
Partners’ share of basis differential depreciation and amortization expense	$(25)	$(187)	$(212)
Partners’ share of basis differential interest and other adjustments	$(4)	$4	$—

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$2,217	$17,883	$20,100
Add:
Partners’ share of interest expense after BXP’s basis differential	8,467	3,425	11,892
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,908	13,037	20,945
Partners’ share of EBITDAre	$18,592	$34,345	$52,937

Q2 2025
Reconciliations (continued)
for the three months ended June 30, 2025
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$34,712	$53,559	$88,271
Less: Termination income	—	—	—
Rental revenue (excluding termination income) [3]	34,712	53,559	88,271
Less: Operating expenses (including partners’ share of management and other fees)	16,583	20,160	36,743
Income allocation to private REIT shareholders	—	(34)	(34)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,129	$33,433	$51,562

Rental revenue (excluding termination income) [3]	$34,712	$53,559	$88,271
Less: Straight-line rent	1,041	5,206	6,247
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	55	869	924
Subtotal	33,737	49,222	82,959
Less: Operating expenses (including partners’ share of management and other fees)	16,583	20,160	36,743
Income allocation to private REIT shareholders	—	(34)	(34)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$17,154	$29,096	$46,250

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$34,712	$53,559	$88,271
Add: Development and management services revenue	—	—	—
Revenue	$34,712	$53,559	$88,271
_________
1Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2025
Reconciliations (continued)
for the three months ended June 30, 2025
(unaudited and in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$27,501	$19,993		$14,658		$18,361		$7,576	$23,627	$111,716
Straight-line rent	546	(1,332)		4,750		46		630	(185)	4,455
Fair value lease revenue	—	—		1,300		1		1,291	—	2,592
Termination income	—	—		(1,402)		456		—	—	(946)
Amortization and accretion related to sales-type lease	57	—		—		—		—	—	57
Total lease revenue	28,104	18,661		19,306		18,864		9,497	23,442	117,874
Parking and other	455	2,057		60		322		660	923	4,477
Total rental revenue [3]	28,559	20,718		19,366		19,186		10,157	24,365	122,351
Expenses
Operating	10,419	7,403		14,748	[4]	10,542		3,407	8,340	54,859
Net operating income	18,140	13,315		4,618		8,644		6,750	16,025	67,492

Other income (expense)
Development and management services revenue	—	—		530		—		—	—	530
Interest and other income (loss)	426	1,091		683		(1)		144	208	2,551
Interest expense	(10,514)	(4,998)		(15,444)		—		(4,206)	(9,942)	(45,104)
Unrealized gain/loss on derivative instruments	—	—		(4,904)		—		—	—	(4,904)
Transaction costs	3	—		—		—		—	(4)	(1)
Depreciation and amortization expense	(8,474)	(5,334)		(9,415)		(9,783)		(5,299)	(5,847)	(44,152)
General and administrative expense	(2)	(20)		(232)		(29)		(48)	—	(331)
Loss from early extinguishment of debt	—	—		—		—		—	—	—
Total other income (expense)	(18,561)	(9,261)		(28,782)		(9,813)		(9,409)	(15,585)	(91,411)
Net income (loss)	$(421)	$4,054		$(24,164)		$(1,169)		$(2,659)	$440	$(23,919)

BXP’s share of select items:
BXP’s share of parking and other revenue	$228	$1,029		$27		$161		$222	$355	$2,022
BXP’s share of amortization of financing costs	$170	$23		$111		$—		$28	$94	$426
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$362	$—	$362
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—	$499
BXP’s share of capitalized interest	$—	$—		$1,891		$—		$—	$—	$1,891

Reconciliation of BXP’s share of EBITDAre
Income (loss) from unconsolidated joint ventures	$(218)	$2,985		$(7,421)		$608		$(114)	$836	$(3,324)
Add:
BXP’s share of interest expense	5,258	2,499		5,809		—		1,416	3,890	18,872
BXP’s share of depreciation and amortization expense	4,244	2,102	[5]	3,486	[5]	3,569	[5]	1,003	2,270	16,674
BXP’s share of loss from early extinguishment of debt	—	—		—		—		—	—	—
BXP’s share of EBITDAre	$9,284	$7,586	[5]	$1,874	[5]	$4,177	[5]	$2,305	$6,996	$32,222

Q2 2025
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income (Loss)	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$14,280	$10,755	[5]	$7,258	[5]	$9,530	$3,420	$9,973	$55,216
BXP’s share of operating expenses	5,210	3,702		5,747		5,332	1,143	3,053	24,187
BXP’s share of net operating income (loss)	9,070	7,053	[5]	1,511	[5]	4,198	2,277	6,920	31,029
Less:
BXP’s share of termination income	—	—		(374)		228	—	—	(146)
BXP’s share of net operating income (loss) (excluding termination income)	9,070	7,053		1,885		3,970	2,277	6,920	31,175
Less:
BXP’s share of straight-line rent	274	(575)	[5]	2,383	[5]	23	212	(68)	2,249
BXP’s share of fair value lease revenue	—	305	[5]	362	[5]	1	435	—	1,103
BXP’s share of amortization and accretion related to sales type lease	29	—		—		—	—	—	29
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		136		—	—	—	136
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		—		—	—	(21)	(21)
BXP’s share of net operating income (loss) - cash (excluding termination income)	$8,767	$7,323	[5]	$(724)	[5]	$3,946	$1,630	$6,967	$27,909

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$14,280	$10,755	[5]	$7,258	[5]	$9,530	$3,420	$9,973	$55,216
Add:
BXP’s share of development and management services revenue	—	—		265		—	—	—	265
BXP’s share of revenue	$14,280	$10,755	[5]	$7,523	[5]	$9,530	$3,420	$9,973	$55,481

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Includes approximately $272 of straight-line ground rent expense.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q2 2025
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Mar-25	31-Mar-24
Net income attributable to BXP, Inc.	$61,177	$79,883
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	6,979	9,500
Noncontrolling interest in property partnerships	18,749	17,221
Net income	86,905	106,604
Add:
Interest expense	163,444	161,891
Loss from early extinguishment of debt	338	—
Impairment loss	—	13,615
Loss on sales-type lease	2,490	—
Depreciation and amortization expense	220,107	218,716
Transaction costs	768	513
Payroll and related costs from management services contracts	4,499	4,293
General and administrative expense	52,284	50,018
Less:
Interest and other income (loss)	7,750	14,529
Unrealized gain (loss) on non-real estate investment	(483)	396
Gains (losses) from investments in securities	(365)	2,272
Income (loss) from unconsolidated joint ventures	(2,139)	19,186
Direct reimbursements of payroll and related costs from management services contracts	4,499	4,293
Development and management services revenue	9,775	6,154
Net Operating Income (NOI)	511,798	508,820
Add:
BXP’s share of NOI from unconsolidated joint ventures	32,682	35,430
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	49,702	46,570
BXP’s Share of NOI	494,778	497,680
Less:
Termination income	246	1,999
BXP’s share of termination income from unconsolidated joint ventures	200	2,659
Add:
Partners’ share of termination income from consolidated joint ventures	—	(34)
BXP’s Share of NOI (excluding termination income)	$494,332	$492,988

Net Operating Income (NOI)	$511,798	$508,820
Less:
Termination income	246	1,999
NOI from non Same Properties (excluding termination income)	17,605	8,697
Same Property NOI (excluding termination income)	493,947	498,124
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	49,702	46,604
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	4,353	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	32,482	32,771
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	—	201
BXP’s Share of Same Property NOI (excluding termination income)	$481,080	$484,090

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(3,010)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(0.6)%

Q2 2025
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Mar-25	31-Mar-24
Net income attributable to BXP, Inc.	$61,177	$79,883
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	6,979	9,500
Noncontrolling interest in property partnerships	18,749	17,221
Net income	86,905	106,604
Add:
Interest expense	163,444	161,891
Loss from early extinguishment of debt	338	—
Impairment loss	—	13,615
Loss on sales-type lease	2,490	—
Depreciation and amortization expense	220,107	218,716
Transaction costs	768	513
Payroll and related costs from management services contracts	4,499	4,293
General and administrative expense	52,284	50,018
Less:
Interest and other income (loss)	7,750	14,529
Unrealized gain (loss) on non-real estate investment	(483)	396
Gains (losses) from investments in securities	(365)	2,272
Income (loss) from unconsolidated joint ventures	(2,139)	19,186
Direct reimbursements of payroll and related costs from management services contracts	4,499	4,293
Development and management services revenue	9,775	6,154
Net Operating Income (NOI)	511,798	508,820
Less:
Straight-line rent	30,968	40,520
Fair value lease revenue	1,864	1,394
Amortization and accretion related to sales type lease	281	242
Termination income	246	1,999
Add:
Straight-line ground rent expense adjustment [1]	(206)	537
Lease transaction costs that qualify as rent inducements [2]	5,638	5,312
NOI - cash (excluding termination income)	483,871	470,514
Less:
NOI - cash from non Same Properties (excluding termination income)	12,545	4,418
Same Property NOI - cash (excluding termination income)	471,326	466,096
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	44,430	41,690
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	3,070	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	29,250	28,020
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	(1,680)	(147)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$460,896	$452,573

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$8,323
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	1.8%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $247 and $(17) for the three months ended March 31, 2025 and 2024, respectively. As of March 31, 2025, the Company has remaining lease payments aggregating approximately $30.9 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q2 2025
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-24	31-Mar-24
Revenue
Lease	$790,555	$788,590
Parking and other	33,890	29,693
Insurance proceeds	725	2,523
Hotel revenue	14,812	8,186
Development and management services	6,352	6,154
Direct reimbursements of payroll and related costs from management services contracts	4,148	4,293
Total revenue	850,482	839,439
Expenses
Operating	175,545	169,043
Real estate taxes	144,994	145,027
Restoration expenses related to insurance claim	887	87
Hotel operating	9,839	6,015
General and administrative	44,109	50,018
Payroll and related costs from management services contracts	4,148	4,293
Transaction costs	189	513
Depreciation and amortization	219,542	218,716
Total expenses	599,253	593,712
Other income (expense)
Income (loss) from unconsolidated joint ventures	(5,799)	19,186
Gains from investments in securities	315	2,272
Unrealized gain on non-real estate investment	58	396
Interest and other income (loss)	10,788	14,529
Impairment loss	—	(13,615)
Interest expense	(149,642)	(161,891)
Net income	106,949	106,604
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,825)	(17,221)
Noncontrolling interest - common units of the Operating Partnership	(9,509)	(9,500)
Net income attributable to BXP, Inc.	$79,615	$79,883

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.51	$0.51
Net income attributable to BXP, Inc. per share - diluted	$0.51	$0.51